UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ARYA SCIENCES ACQUISITION CORP IV
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2024

ARYA SCIENCES ACQUISITION CORP IV
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40122	98-1574672
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

51 Astor Place, 10th Floor New York, NY	10003
(Address of principal executive offices)	(Zip Code)

(212) 284-2300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	ARYD	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On February 13, 2024, ARYA Sciences Acquisition Corp IV, a Cayman Islands exempted company (“ARYA”), Aja Holdco, Inc., a Delaware corporation and wholly-owned subsidiary of ARYA (“ListCo”), Aja Merger Sub 1, a Cayman Islands exempted company and wholly-owned subsidiary of ListCo, Aja Merger Sub 2, Inc., a Delaware corporation and wholly-owned subsidiary of ListCo and Adagio Medical, Inc., a Delaware corporation (“Adagio”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”). This Current Report on Form 8-K (this “Current Report”) is being filed to describe the material terms of the Business Combination Agreement and related agreements, which are filed as exhibits herewith. As used in this Current Report, “New Adagio” refers to ListCo after giving effect to the consummation of the transactions contemplated by the Business Combination Agreement (the “Business Combination”).

The Business Combination Agreement and the transactions contemplated thereby were approved by the boards of directors of each of Adagio and ARYA.

Copies of the Business Combination Agreement and other transaction agreements will be filed as exhibits to an amendment to this Current Report.

Item 7.01	Regulation FD Disclosure.

On February 14, 2024, Adagio issued a press release announcing their entry into the Business Combination Agreement and certain financing transactions contemplated thereby. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that ARYA, Adagio and ListCo have prepared for use in connection with the announcement of the Business Combination and various meetings with investors.

The foregoing (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and is not deemed to be filed for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act. Information contained on Adagio’s, ARYA’s or ListCo’s website and the websites of any of their affiliates referenced in Exhibits 99.1 or 99.2, or linked therein or otherwise connected thereto, do not constitute part of nor are they incorporated by reference into this Current Report.

Item 8.01	Other Events.

On February 1, 2024, ARYA filed a definitive proxy statement (the “Extension Proxy Statement”) for an extraordinary general meeting of its shareholders (the “Extension Meeting”) to be held at 11:00 a.m., Eastern time, on February 27, 2024, to seek shareholder approval to adopt amendments to the Articles (the “Articles Amendments). Given the anticipated timing of the Business Combination, ARYA believes that it will not, despite its best efforts, be able to complete the Business Combination on or before March 2, 2024, the current deadline for ARYA to complete a business combination under the Articles. The Articles Amendments would (i) extend the date by which ARYA has to complete a business combination up to March 2, 2025 (if all eleven additional monthly extensions are exercised by the Sponsor and subsequently approved by the board of directors of ARYA as described in the Extension Proxy Statement), (ii) allow for the conversion of the Class B Ordinary Shares into Class A Ordinary Shares on a one-for-one basis at any time and from time to time prior to the consummation of a business combination at the option of the holder of such Class B Ordinary Shares, and (iii) eliminate the limitation that ARYA may not redeem Class A Ordinary Shares to the extent that such redemption would result in ARYA having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001 (the “Redemption Limitation”) in order to allow ARYA to redeem Class A Ordinary Shares irrespective of whether such redemption would exceed the Redemption Limitation.

Forward-Looking Statements

Certain statements in this Current Report may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or ARYA’s, Adagio’s or New Adagio’s future financial or operating performance. For example, any statements that refer to expectations, projections or other characterizations of future events or circumstances, including post-Business Combination fully diluted equity value, the anticipated enterprise value of New Adagio, expected ownership in New Adagio, projections of market opportunity and market share, the capability of Adagio’s or New Adagio’s business plans including its plans to expand, the sources and uses of cash from the Business Combination, any benefits of Adagio’s partnerships, strategies or plans as they relate to the Business Combination, anticipated benefits of the Business Combination and expectations related to the terms and timing of the Business Combination, Adagio’s expected pro forma cash, Adagio’s or New Adagio’s expected cash runway through 2025 or statements related to Adagio’s or New Adagio’s funding gap, funded business plan or use of proceeds, or other metrics or statements derived therefrom, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “propose,” “seek,” “should,” “strive,” “will,” or “would” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which may be beyond the control of ARYA, Adagio or New Adagio and could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by ARYA and its management, Adagio and its management and New Adagio and its management, as the case may be, are inherently uncertain. Each of ARYA, Adagio and New Adagio caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. There will be risks and uncertainties described in the proxy statement/prospectus included in the Registration Statement relating to the Business Combination, which is expected to be filed by ListCo with the SEC, and described in other documents filed by ARYA or New Adagio from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither ARYA nor Adagio can assure you that the forward-looking statements in this Current Report will prove to be accurate.

In addition, new risks and uncertainties may emerge from time to time, and it may not be possible to identify and accurately predict the potential impacts of any such risks and uncertainties that may arise in the future. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any potential litigation, government or regulatory proceedings that may be instituted against ARYA, Adagio, New Adagio or others ; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of ARYA, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) the amount of redemption requests made by ARYA’s public shareholders; (5) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (6) delays in obtaining, adverse conditions in, or the inability to obtain regulatory approvals, or delays in completing regulatory reviews, required to complete the Business Combination; (7) the ability to meet stock exchange listing standards prior to or following the consummation of the Business Combination; (8) the risk that the Business Combination disrupts current plans and operations of Adagio or New Adagio as a result of the announcement and consummation of the Business Combination; (9) Adagio’s ability to remain compliant with the covenants of its existing debt, including any convertible or bridge financing notes; (10) New Adagio’s ability to remain compliant with the covenants of, and other obligations under, the senior secured convertible notes that will be issued in connection with the closing of the Business Combination; (11) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of New Adagio to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (12) costs related to the Business Combination; (13) risks associated with changes in applicable laws or regulations and Adagio’s or New Adagio’s international operations and operations in a regulated industry; (14) the possibility that Adagio or New Adagio may be adversely affected by other economic, business, and/or competitive factors; (15) Adagio’s or New Adagio’s use of proceeds, post-Business Combination fully diluted equity value or fully diluted enterprise value, expected pro forma cash, expected cash runway or funding gap, estimates of expenses and profitability; and (16) the other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in ARYA’s Annual Report on Form 10-K for the year ended December 31, 2022, its Quarterly Reports on Form 10-Q, and other documents filed, or to be filed, with the SEC by ARYA or New Adagio. There may be additional risks that ARYA, Adagio or New Adagio do not presently know or that ARYA, Adagio or New Adagio currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Actual events and circumstances are difficult or impossible to predict and may materially differ from assumptions. Many actual events and circumstances are beyond the control of ARYA, Adagio and New Adagio.

 Nothing in this Current Report should be regarded as a representation or warranty by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved, in any specified time frame, or at all. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made in this Current Report. Subsequent events and developments may cause those views to change. Neither ARYA, Adagio nor  New Adagio undertakes any duty to update these forward-looking statements.

Additional Information

In connection with the Business Combination, ListCo intends to file with the SEC a Registration Statement on Form S-4 containing a preliminary proxy statement of ARYA and a preliminary prospectus of ListCo, and after the Registration Statement is declared effective, ARYA expects to mail a definitive proxy statement/prospectus related to the Business Combination to its shareholders. The proxy statement/prospectus will contain important information about the Business Combination and the other matters to be voted upon at ARYA’s shareholder meeting to be held to approve the Business Combination. ARYA and ListCo may also file other documents with the SEC regarding the Business Combination. This Current Report does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Before making any voting or other investment decisions, shareholders of ARYA and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and any amendments thereto, the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about ARYA, Adagio and the Business Combination. After the Registration Statement becomes effective, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to shareholders of ARYA as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: ARYA Sciences Acquisition Corp IV, 51 Astor Place, 10th Floor, New York, New York, 10003, Attention: Secretary, ARYA4@perceptivelife.com.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

ARYA and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ARYA’s shareholders with respect to the Business Combination. A list of the names of ARYA’s directors and executive officers and a description of their interests in ARYA is contained in ARYA’s Annual Report on Form 10-K, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to ARYA Sciences Acquisition Corp IV, 51 Astor Place, 10th Floor, New York, New York, 10003, Attention: Secretary, ARYA4@perceptivelife.com. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the Business Combination when available. Investors, security holders and other interested persons of ARYA, Adagio and New Adagio are urged to carefully read in their entirety the proxy statement/prospectus and other relevant documents that will be filed with the SEC, when they become available, because they will contain important information about the Business Combination. Also see above under the heading “Additional Information.”

Adagio and New Adagio, and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of ARYA in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the proxy statement/prospectus for the Business Combination when available.

No Offer and Non-Solicitation

This Current Report does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an  offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any securities of ARYA, Adagio or New Adagio, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release, dated as of February 14, 2024.
99.2	Investor Presentation, dated as of February 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2024

ARYA Sciences Acquisition Corp IV

By:	/s/ Adam Stone
Name:	Adam Stone
Title:	Chief Executive Officer

Exhibit 99.1

Adagio Medical To List on Nasdaq Through Business Combination with ARYA Sciences Acquisition Corp IV, Enabling Further Commercial and Clinical Development of Innovative Cardiac Ablation Technologies
Combined Company expects to receive approximately $42 million from equity and convertible note investors at closing.

LAGUNA HILLS, Calif., February 14, 2024 /PRNewswire/ -- Adagio Medical, Inc. (“Adagio Medical”), a leading innovator in catheter ablation technologies for treatment of cardiac arrhythmias, and ARYA Sciences Acquisition Corp IV (Nasdaq: ARYD) (“ARYA”), a special purpose acquisition company that is sponsored by an affiliate of Perceptive Advisors, LLC (“Perceptive Advisors”), today announced they have entered a definitive agreement (the “business combination agreement”) for a business combination (the “transaction”). Upon closing of the transaction, Adagio Medical will become a subsidiary of Aja Holdco, Inc. (the “Combined Company”), which will operate with the existing Adagio Medical management team under the name “Adagio Medical, Inc.” The Combined Company’s common stock is expected to be listed on the Nasdaq Capital Market under the ticker symbol “ADGM”.

Investors have committed to participate in the transaction in the form of $20 million in convertible debt (which includes bridge financing for the period between signing and closing) and $22 million in equity financing (which includes the non-redemption of cash in ARYA’s trust account).  Investors in the financing include affiliates of Perceptive Advisors, RA Capital Management (“RA Capital”), RTW Investments and ATW Partners.

“The business combination agreement and Adagio Medical’s evolution to a public company is a natural next step in our relationship with Perceptive Advisors and other investor groups who have long supported Adagio Medical’s innovations aimed to improve the efficacy of cardiac ablations,” said Olav Bergheim, President and Chief Executive Officer of Adagio Medical.  “We are expanding the clinical trials program for Adagio Medical’s proprietary ultra-low temperature cryo (“ULTC”) and pulsed field cryoablation (“PFCA”) technologies, with some of the pivotal data and new product launches expected in the first half of 2024. The business combination and related financings with ARYA will ensure that the company has sufficient capital to support its European commercialization of Adagio Medical’s ULTC system for treatment of ventricular tachycardias (“VT”) and initiation of the US Pivotal VT IDE trial and to further advance our worldwide ULTC and PFCA clinical programs for atrial fibrillation.”

“When Arya IV was formed, our objective was to identify a company with the potential to successfully address a significant, unmet need and to advance the treatment of patients,” said Adam Stone, Chief Investment Officer of Perceptive Advisors and Chief Executive Officer of ARYA. “In Adagio Medical, we’ve come to believe that the company’s innovative cardiac ablation technology, thoughtful commercialization strategy, and experienced leadership team make it an exceptional fit to meet our objectives.”

Summary of Transaction

The transaction implies a post-transaction fully diluted equity value of the Combined Company of $128 million and a fully diluted enterprise value of $113 million, as further described in the Investor Presentation (as defined below). Current Adagio Medical shareholders and holders of certain vested equity awards are converting 100% of their existing equity interests into shares or equivalent awards of the Combined Company. Non-redeeming holders of ordinary shares of ARYA will be converting their ordinary shares into common stock of the Combined Company on a one for one basis.

Subject to the assumptions described in the Investor Presentation, at closing, current investors in Adagio Medical (excluding Perceptive Advisors and RA Capital) are expected to own approximately 10.2% and Perceptive and ARYA Sciences Holdings IV, an affiliate of Perceptive Advisors and sponsor of ARYA, collectively, are expected to hold approximately 58.2% of the Combined Company.

The respective boards of directors of both ARYA and Adagio Medical have approved the proposed transaction. Completion of the transaction, which is expected in the second quarter of 2024, is subject to approval of ARYA’s and Adagio Medical’s shareholders and the satisfaction of certain other customary closing conditions.

The foregoing description of the proposed transaction is qualified in its entirety by reference to the full text of the agreements executed and to be executed in connection with the transaction. Additional information about the proposed transaction, including a copy of the business combination agreement and an investor presentation (the “Investor Presentation”), will be provided in a Current Report on Form 8-K to be filed by ARYA with the U.S. Securities and Exchange Commission (the “SEC”), and will be available at www.sec.gov. In addition, the Combined Company intends to file a Registration Statement on Form S-4 with the SEC, which will include a proxy statement/prospectus, and will file other documents regarding the proposed transaction with the SEC.

Advisors

Stifel, Nicolaus & Company, Incorporated (“Stifel”) is acting as financial advisor to Adagio Medical. Jefferies LLC (“Jefferies”) is acting as financial and capital markets advisor to ARYA, as well as sole private placement agent. Chardan Capital Markets, LLC (“Chardan”) is acting as sole placement agent for the convertible debt. Reed Smith LLP is acting as legal counsel to Adagio Medical. Kirkland & Ellis LLP is serving as legal counsel to ARYA. White & Case LLP is acting as legal counsel to Jefferies, Stifel and Chardan.

About Adagio Medical

Adagio Medical, Inc. is a privately held company located in Laguna Hills, California, developing innovative cryoablation technologies that create contiguous, transmural lesions to treat cardiac arrhythmias, including paroxysmal and persistent atrial fibrillation, atrial flutter, and ventricular tachycardia.

About ARYA

ARYA is a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. ARYA is led by Chairman Joseph Edelman, Chief Executive Officer Adam Stone, Chief Financial Officer Michael Altman and Chief Business Officer Konstantin Poukalov.

Forward-Looking Statements

Certain statements in this press release (this “Press Release”) may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or future financial or operating performance of ARYA, Adagio Medical or the Combined Company. For example, any statements that refer to expectations, projections or other characterizations of future events or circumstances, including post-transaction fully diluted equity value, the anticipated enterprise value of the Combined Company, expected ownership in the Combined Company, projections of market opportunity and market share, the capability of Adagio Medical's or the Combined Company’s business plans including its plans to expand, the sources and uses of cash from the proposed transaction, any benefits of Adagio Medical’s partnerships, strategies or plans as they relate to the proposed transaction, anticipated benefits of the proposed transaction and expectations related to the terms and timing of the proposed transaction, Adagio Medical’s expected pro forma cash, Adagio Medical’s or the Combined Company’s expected cash runway through 2025 or statements related to Adagio Medical’s or the Combined Company’s funding gap, funded business plan or use of proceeds, or other metrics or statements derived therefrom, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “propose,” “seek,” “should,” “strive,” “will,” or “would” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which may be beyond the control of ARYA, Adagio Medical or the Combined Company and could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by ARYA and its management, Adagio Medical and its management and the Combined Company and its management, as the case may be, are inherently uncertain. Each of ARYA, Adagio Medical and the Combined Company caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. There will be risks and uncertainties described in the proxy statement/prospectus included in the Registration Statement on Form S-4 relating to the proposed transaction, which is expected to be filed by the Combined Company with the SEC, and described in other documents filed by ARYA or the Combined Company from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither ARYA nor Adagio Medical can assure you that the forward-looking statements in this communication will prove to be accurate.

In addition, new risks and uncertainties may emerge from time to time, and it may not be possible to identify and accurately predict the potential impacts of any such risks and uncertainties that may arise in the future. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the proposed transaction; (2) the outcome of any potential litigation, government or regulatory proceedings that may be instituted against ARYA, Adagio Medical, the Combined Company or others; (3) the inability to complete the proposed transaction due to the failure to obtain approval of the shareholders of ARYA, to obtain financing to complete the proposed transaction or to satisfy other conditions to closing; (4) the amount of redemption requests made by ARYA’s public shareholders; (5) changes to the proposed structure of the proposed transaction that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed transaction; (6) delays in obtaining, adverse conditions in, or the inability to obtain regulatory approvals, or delays in completing regulatory reviews, required to complete the proposed transaction; (7) the ability to meet stock exchange listing standards prior to or following the consummation of the proposed transaction; (8) the risk that the proposed transaction disrupts current plans and operations of Adagio Medical or the Combined Company as a result of the announcement and consummation of the proposed transaction; (9) Adagio Medical’s ability to remain compliant with the covenants of its existing debt, including any convertible or bridge financing notes; (10) the Combined Company’s ability to remain compliant with the covenants of, and other obligations under, the senior secured convertible notes that will be issued in connection with the closing of the proposed transaction; (11) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the Combined Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (12) costs related to the proposed transaction; (13) risks associated with changes in applicable laws or regulations and Adagio Medical’s or the Combined Company’s international operations and operations in a regulated industry; (14) the possibility that Adagio Medical or the Combined Company may be adversely affected by other economic, business, and/or competitive factors; (15) Adagio Medical’s or the Combined Company’s use of proceeds, post-transaction fully diluted equity value or fully diluted enterprise value, expected pro forma cash, expected cash runway or funding gap, estimates of expenses and profitability; and (16) the other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in ARYA’s Annual Report on Form 10-K for the year ended December 31, 2022, its Quarterly Reports on Form 10-Q, and in other documents filed, or to be filed, with the SEC by ARYA or the Combined Company. There may be additional risks that ARYA, Adagio Medical or the Combined Company do not presently know or that ARYA, Adagio Medical or the Combined Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Actual events and circumstances are difficult or impossible to predict and may materially differ from assumptions. Many actual events and circumstances are beyond the control of ARYA, Adagio Medical and the Combined Company.

Nothing in this Press Release should be regarded as a representation or warranty by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved, in any specified time frame, or at all. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made in this Press Release. Subsequent events and developments may cause those views to change. Neither ARYA, Adagio Medical nor the Combined Company undertakes any duty to update these forward-looking statements.

No Offer or Solicitation

This press release does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any securities of ARYA, Adagio Medical or the Combined Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed transaction, the Combined Company intends to file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) containing a preliminary proxy statement of ARYA and a preliminary prospectus of the Combined Company, and after the Registration Statement is declared effective, ARYA expects to mail a definitive proxy statement/prospectus related to the proposed transaction to its shareholders. The proxy statement/prospectus will contain important information about the proposed transaction and the other matters to be voted upon at ARYA’s shareholder meeting to be held to approve the proposed transaction. ARYA and the Combined Company may also file other documents with the SEC regarding the proposed transaction. This Press Release does not contain all the information that should be considered concerning the proposed transaction and is not intended to form the basis of any investment decision or any other decision in respect of the proposed transaction. Before making any voting or other investment decisions, shareholders of ARYA and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and any amendments thereto, the definitive proxy statement/prospectus and other documents filed in connection with the proposed transaction, as these materials will contain important information about ARYA, Adagio Medical and the proposed transaction. After the Registration Statement becomes effective, the definitive proxy statement/prospectus and other relevant materials for the proposed transaction will be mailed to shareholders of ARYA as of a record date to be established for voting on the proposed transaction. Shareholders will also be able to obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: ARYA Sciences Acquisition Corp IV, 51 Astor Place, 10th Floor, New York, New York, Attention: Secretary.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

ARYA and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ARYA’s shareholders with respect to the proposed transaction. A list of the names of ARYA’s directors and executive officers and a description of their interests in ARYA is contained in ARYA’s Annual Report on Form 10-K, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to ARYA Sciences Acquisition Corp IV, 51 Astor Place, 10th Floor, New York, New York, Attention: Secretary. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed transaction when available. Investors, security holders and other interested persons of ARYA, Adagio Medical and the Combined Company are urged to carefully read in their entirety the proxy statement/prospectus and other relevant documents that will be filed with the SEC, when they become available, because they will contain important information about the proposed transaction. Also see above under the heading “Important Additional Information Regarding the Transaction Will Be Filed With the SEC.”

Adagio Medical and the Combined Company, and their directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of ARYA in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction will be included in the proxy statement/prospectus for the proposed transaction when available.

CONTACT

Adagio Medical:
Ilya Grigorov
Vice President, Global Marketing and Product Management of Adagio Medical, Inc.
igrigorov@adagiomedical.com

ARYA:
Michael Altman
Chief Financial Officer of ARYA Sciences Acquisition Corp IV
Arya4@perceptivelife.com

Exhibit 99.2

 ADAGIO MEDICAL   Investor Presentation | February 2024

 DISCLAIMER  2  This investor presentation (together with the oral statements made in connection herewith, this “Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination and any related transaction, including with the PIPE financing described herein (collectively, the “Business Combination”), by and among ARYA Sciences Acquisition Corp IV (NASDAQ: ARYD) (“ARYA”), Adagio Medical, Inc. (the “Company”) and Aja Holdco, Inc., of which the Company will become a subsidiary following the consummation of the Business Combination (“ListCo”), and for no other purpose. The information contained herein is subject to change, and any such change could be material, and does not purport to be all-inclusive and none of ARYA, the Company, ListCo, Jefferies LLC (“Jefferies”) or Chardan Capital Markets, LLC (“Chardan”) or any of their respective affiliates (including, without limitation, control persons, directors, officers, employees, shareholders, representatives, legal counsel or advisors) makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation or any other written or oral communication communicated to the recipient in the course of the recipient’s evaluation of ARYA, the Company and ListCo. Please refer to the definitive merger agreement and other related transaction documents, when available, for the full terms of the Business Combination.  This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of ARYA, the Company, ListCo or any of their respective affiliates. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any investment decision. The reader shall not rely upon any statement, representation or warranty made by any other person, firm or corporation (including, without limitation, Jefferies, Chardan and any of their affiliates or control persons, officers, directors and employees) in making its investment or decision to invest in ARYA, the Company or ListCo. To the fullest extent permitted by law, none of ARYA, the Company, ListCo, Jefferies and Chardan nor any of their respective affiliates nor any of its or their control persons, officers, directors, employees or representatives, shall be responsible or liable to the reader for any information set forth herein or any action taken or not taken by any reader, including any investment in ARYA, the Company or ListCo.  The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder.  This Presentation and information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not use, discuss, reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of ARYA, the Company and ListCo and is intended for the recipient hereof only.   No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Business Combination or the accuracy or adequacy of this Presentation.  Certain monetary amounts, percentages and other figures included in this Presentation have been subject to rounding adjustments. Certain amounts that appear in this Presentation may not sum due to rounding.  Management's Estimates  The Company has based its estimates of the total addressable market and growth forecasts on a number of internal and third-party estimates and resources, including, without limitation, third party reports and the experience of the management team across the industries. While the Company believes its assumptions and the data underlying its estimates are reasonable, these assumptions and estimates may not be correct and the conditions supporting such assumptions or estimates may change at any time, thereby reducing the predictive accuracy of these underlying factors. In addition, the novelty of the markets for the Company’s products may make its assumptions and estimates more uncertain. As a result, the Company's estimates of the total addressable market and growth forecasts for its products are subject to significant uncertainty and may prove to be incorrect. If third-party or internally generated data prove to be inaccurate or the Company makes errors in its assumptions based on that data, the total addressable market for the Company's products may be smaller than it has estimated, its future growth opportunities and sales growth may be impaired, any of which could have a material adverse effect on the Company's business, financial condition and results of operations.  Forward-Looking Statements   Certain statements in this Presentation may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or ARYA’s, the Company’s or ListCo’s future financial or operating performance. For example, any statements that refer to expectations, projections or other characterizations of future events or circumstances, including post-Business Combination fully diluted equity value, the anticipated enterprise value of ListCo, expected ownership in ListCo, projections of market opportunity and market share, the capability of the Company’s or ListCo’s business plans including its plans to expand, the sources and uses of cash from the Business Combination, any benefits of the Company’s partnerships, strategies or plans as they relate to the Business Combination, anticipated benefits of the Business Combination and expectations related to the terms and timing of the Business Combination, the Company’s expected pro forma cash at announcement, the Company’s or ListCo’s expected cash runway through 2025 or statements related to the Company’s or ListCo’s funding gap, funded business plan or use of proceeds, or other metrics or statements derived therefrom, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “propose,” “seek,” “should,” “strive,” “will,” or “would” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which may be beyond the control of ARYA, the Company or ListCo and could cause actual results to differ materially from those expressed or implied by such forward-looking statements.   These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by ARYA and its management, the Company and its management and ListCo and its management, as the case may be, are inherently uncertain. Each of ARYA, the Company and ListCo caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. There will be risks and uncertainties described in the proxy statement/prospectus included in the registration statement on Form S-4 (the “Registration Statement”) relating to the Business Combination, which is expected to be filed by ListCo with the U.S. Securities and Exchange Commission (the “SEC”), and described in other documents filed by ARYA or ListCo from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither ARYA nor the Company can assure you that the forward-looking statements in this presentation will prove to be accurate. In addition, new risks and uncertainties may emerge from time to time, and it may not be possible to identify and accurately predict the potential impacts of any such risks and uncertainties that may arise in the future. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any potential litigation, government or regulatory proceedings that may be instituted against ARYA, the Company, ListCo or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of ARYA, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) the amount of redemption requests made by ARYA’s public shareholders; (5) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business

 DISCLAIMER (CONT.)  3  Combination; (6) delays in obtaining, adverse conditions in, or the inability to obtain regulatory approvals, or delays in completing regulatory reviews, required to complete the Business Combination; (7) the ability to meet stock exchange listing standards prior to or following the consummation of the Business Combination; (8) the risk that the Business Combination disrupts current plans and operations of the Company or ListCo as a result of the announcement and consummation of the Business Combination; (9) Adagio’s ability to remain compliant with the covenants of its existing debt, including any convertible or bridge financing notes; (10) ListCo’s ability to remain compliant with the covenants of the senior secured convertible notes that will be issued in connection with the closing of the Business Combination; (11) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of ListCo to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (12) costs related to the Business Combination; (13) risks associated with changes in applicable laws or regulations and the Company’s or ListCo’s international operations and operations in a regulated industry; (14) the possibility that the Company or ListCo may be adversely affected by other economic, business, and/or competitive factors; (15) the Company’s or ListCo’s use of proceeds, post-Business Combination fully diluted equity value or fully diluted enterprise value, expected pro forma cash at announcement, expected cash runway or funding gap, estimates of expenses and profitability; and (16) the risks described in the “Risk Factor Summary” included in this Presentation, and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in ARYA’s Annual Report on Form 10-K for the year ended December 31, 2022, its Quarterly Reports on Form 10-Q, and other documents filed, or to be filed, with the SEC. There may be additional risks that ARYA, the Company or ListCo do not presently know or that ARYA, the Company or ListCo currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Actual events and circumstances are difficult or impossible to predict and may materially differ from assumptions. Many actual events and circumstances are beyond the control of ARYA, the Company and ListCo. Nothing in this Presentation should be regarded as a representation or warranty by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved in any specified time frame or at all. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made in this Presentation. Subsequent events and developments may cause those views to change. Neither ARYA, the Company nor ListCo undertakes any duty to update these forward-looking statements.   Use of Projections  This Presentation contains forecasts with respect to the Company’s minimum total pro forma cash after expenses at announcement of the Business Combination and ListCo’s expected cash runway through 2025, based on current plans and estimates of the Company. Neither ARYA’s, the Company’s nor ListCo’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to such projected or forecasted information included in this Presentation and, accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. The inclusion of the forecasted information should not be relied upon as being necessarily indicative of future results and should not be regarded as an indication that ARYA, the Company, ListCo or any other person considered, or now considers, the projections to be a reliable prediction of future events, and does not constitute an admission or representation by any person that the expectations, beliefs, opinions, and assumptions that underlie such forecasts remain the same following the date of this Presentation, and readers are cautioned not to place undue reliance on any prospective information. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual cash or cash needs to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective cash or cash needs are indicative of the future performance of the Company or ListCo or that actual cash or cash needs will not differ materially from those presented in the prospective financial information. ARYA, the Company and ListCo do not assume any obligation to update the projected information or any other information in this Presentation, and do not expect to continue to disclose detailed prospective financial information going forward.   Actual cash or cash needs may differ as a result of the completion of the Company’s or ListCo’s applicable financial reporting period closing procedures, review adjustments and other developments that may arise between now and the time such financial information for the presented or projected periods is finalized. As a result, these estimates are preliminary, may change and constitute forward-looking information, and are subject to significant risks and uncertainties. See “Forward-Looking Statements” above. Any such forecasted information presented herein was not prepared with a view towards compliance with the published guidelines of the SEC, Regulation S-X promulgated under the Securities Act of 1933, as amended (the “Securities Act”) or any guidelines established by the American Institute of Certified Public Accountants for the presentation and preparation of “prospective financial information.” Accordingly, the information and data presented in this Presentation may not be included, may be adjusted, or may be presented differently, in any proxy statement or registration statement that may be filed in connection with a Business Combination.  Industry and Market Data; Trademarks  Certain information contained in the Presentation relates to or is based on studies, publications, statistics and surveys from third-party sources, and on ARYA’s and the Company’s own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. While ARYA and the Company believe that the third-party sources and ARYA’s and the Company’s internal research are reliable, such sources and research have not been verified by any independent source. Any data on past performance or modeling contained herein is not an indication as to future performance. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to such industry and market data. The information contained in the third party citations referenced in this presentation is not incorporated by reference into this presentation.  This Presentation may include trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. The inclusion of particular trademarks, service marks, trade names and copyrights of other companies is not intended to, and does not, imply a relationship with ARYA, the Company or ListCo or an endorsement or sponsorship by or of ARYA, the Company or ListCo. ARYA, the Company and ListCo own or have rights to various trademarks, service marks, trade names and copyrights in connection with the operation of their respective businesses which are also included in this Presentation. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the ™, ℠, ©, or ® symbols, but the Company, ARYA and ListCo will assert, to the fullest extent under applicable law, the right of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.   Additional Information  In connection with the Business Combination, ListCo intends to file with the SEC a registration statement on Form S-4 containing a preliminary proxy statement and a preliminary prospectus of ARYA, and after the Registration Statement is declared effective, ARYA expects to mail a definitive proxy statement/prospectus related to the Business Combination to its shareholders. The proxy statement/prospectus will contain important information about the Business Combination and the other matters to be voted upon at ARYA’s shareholder meeting to be held to approve the Business Combination. ARYA and ListCo may also file other documents with the SEC regarding the Business Combination. This Presentation does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Before making any voting or other investment decisions, shareholders of ARYA and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and any amendments thereto, the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about ARYA, the Company and the Business Combination. After the Registration Statement becomes effective, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to shareholders of ARYA as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: ARYA Sciences Acquisition Corp IV, 51 Astor Place, 10th Floor, New York, New York, Attention: Secretary, ARYA4@perceptivelife.com.  INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 DISCLAIMER (CONT.)  4  Participants in the Solicitation   ARYA, the Company, ListCo and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ARYA’s shareholders with respect to the Business Combination. A list of the names of ARYA’s directors and executive officers and a description of their interests in ARYA is contained in ARYA’s Annual Report on Form 10-K, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to ARYA Sciences Acquisition Corp IV, 51 Astor Place, 10th Floor, New York, New York, Attention: Secretary, ARYA4@perceptivelife.com. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the Business Combination when available. Investors, security holders and other interested person of ARYA, the Company and ListCo are urged to carefully read in their entirety the proxy statement/prospectus and other relevant documents that will be filed with the SEC, when they become available, because they will contain important information about the Business Combination. Also see above under the heading “Additional Information.”  The Company and ListCo, and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of ARYA in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement/prospectus for the proposed Business Combination when available.  No Offer and Non-Solicitation  This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of ARYA, the Company, ListCo or any of their respective affiliates. No such offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom. The offering and resale of the securities issuable in connection with the PIPE financing described herein has not been and will not be registered under the Securities Act or any applicable state securities laws. If the proposed Business Combination is entered into, the PIPE financing will be offered and sold only to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) and institutional “accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) promulgated under the Securities Act) upon the consummation of the proposed Business Combination.   Notice to investors in the European Economic Area / Prohibition of sales to EEA retail investors  In member states of the European Economic Area (the “EEA”), this Presentation and any offer if made subsequently is directed exclusively at persons who are “qualified investors” within the meaning of Article 2(e) of Regulation (EU) 2017/1129 (the “Prospectus Regulation”).  The securities are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the EEA. For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); (ii) a customer within the meaning of Directive 2002/92/EC (as amended, the “Insurance Mediation Directive”), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in the Prospectus Regulation. Consequently, no key information document required by Regulation (EU) No 1286/2014 (as amended the “PRIIPs Regulation”) for offering or selling the securities or otherwise making them available to retail investors in the EEA has been prepared and therefore offering or selling the securities or otherwise making them available to any retail investor in the EEA may be unlawful under the PRIIPs Regulation.  Notice to investors in the UK / Prohibition of sales to UK retail investors  In the United Kingdom (“UK”), any offer of the securities will be made pursuant to an exemption under Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (the “EUWA”) (the “UK Prospectus Regulation”) from a requirement to publish a prospectus for offers of securities. This Presentation is for distribution in the UK only to (i) investment professionals falling within article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”); or (ii) high net worth entities and other persons to whom it may lawfully be communicated, falling within article 49(2)(a) to (d) of the Order; and (iii) “qualified investors” within the meaning of article 2(e) of the UK Prospectus Regulation.  The securities are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the UK. For these purposes, a “retail investor” means a person who is one (or more) of: (i) a retail client, as defined in Directive (EU) 2014/65/EU on markets in financial instruments (as amended) and implemented in the UK as it forms part of the domestic law of the United Kingdom by virtue of the EUWA (“UK MIFID II”); (ii) a customer within the meaning of Directive (EU) 2016/97 (as amended) as it forms part of the domestic law of the UK by virtue of the EUWA, where that customer would not qualify as a professional client as defined in UK MIFID II; or (iii) not a “qualified investor” as defined in Article 2(e) of the UK Prospectus Regulation. Consequently, no key information document required by Regulation (EU) No 1286/2014 as it forms part of the domestic law of the UK by virtue of the EUWA (the “UK PRIIPs Regulation”) for offering or selling the securities or otherwise making them available to retail investors in the UK has been prepared and, therefore, offering or selling the securities or otherwise making them available to any retail investor in the UK may be unlawful under the UK PRIIPs Regulation.

 WHY INVEST: ADAGIO MEDICAL OPPORTUNITY IN A NUTSHELL   5  Highly differentiated technology with focus on improved ablation outcomes  Comprehensive portfolio of solutions for atrial and ventricular arrhythmias  Extensive pipeline of clinical investigations  Investor Validation  Near-term value drivers  Q4 2023: Cryocure-VT chronic data and vCLAS™ CE-Mark  Q3 2024: iCLAS™ US IDE data  US PMA in Q1 20205  Q1 2025: PARALELL study data  Cryopulse™ CE-Mark in 2025   Currently ~$3 billion catheter market; advanced catheter revenue (75% of total) experienced historical double-digit growth1  ✔   Target clinical indications (VT and Afib ablations) are highly  underpenetrated due to limited effectiveness  ✔  Adagio’s breakthrough technology demonstrating improved outcomes in VT and persistent AF segments: ~$1bn  ~$3bn combined growth potential2  ✔   Value inflection expected from catalysts through the next 18 months  ✔  Leading investors including Perceptive Advisors, RA Capital, and Arrowmark  ✔  Note: Management's analysis and estimates which are subject to significant uncertainty and may prove to be incorrect. Please see Disclaimer - Management's Estimates on slide 2.  The historical market growth is based on management's analysis and calculations using internal and third-party estimates and resources, subject to certain assumptions and limitations. Please see Slides 63-66 which are part of Appendix II - Market Sources & Analysis for further details.  The combined growth potential is based on management's analysis and projections using internal and third-party estimates and resources, subject to certain assumptions and limitations. Please see Slides 63-66 which are part of Appendix II - Market Sources & Analysis for further details.

 TODAY’S PRESENTERS  6  Olav Bergheim  CEO & President  John Dahldorf  Chief Financial Officer  20+ years of corporate finance experience  30+ years of experience in life sciences  Founder of  Innovative cardiac ablation medical technology company  ✔  Focused on large, underserved market – cardiac arrythmia addressing atrial fibrillation and ventricular tachycardia   ✔  Unique portfolio that works – supported by compelling clinical data  ✔  Poised to disrupt the market with unique technologies with commercial approvals in progress and pivotal data readouts  ✔  ~90 Employees  Founded in 2011  Headquartered in Laguna Hills, California  Adagio at a Glance…  Note: Olav Bergheim serves as the CEO of the Company pursuant to the terms of a Facilities and Shared Services Agreement between the Company and Fjord Ventures, LLC. Based on such agreement, Mr. Bergheim is compensated for serving in such position by Fjord Ventures, LLC. Two funds managed by Mr. Bergheim, one of which is affiliated with Fjord Ventures, LLC, have invested an aggregate of approximately $10M among the approximately $100M investment in aggregate that the Company has received so far.

 INVASIVE TREATMENTS OF CARDIAC ARRHYTHMIAS  Using surgical cuts or catheter-created lesions to cut and isolate aberrant electrical circuits in the heart  7  Normal Electrical  Conduction   Ventricular  Tachycardia (VT)  VT is a heart rhythm problem (arrhythmia) caused by irregular electrical signals in the lower chambers of the heart (ventricles).  Original Surgical “Cut and Sew”  Technique  Atrial  Fibrillation (AF)  AFib is an irregular and often very rapid heart rhythm that can lead to blood clots, stroke, heart failure and other heart-related complications.  Catheter Ablation  Treatment Options  Cardiac Conditions  Blue images: adopted from: Mayo Clinic, https://www.mayoclinic.org/  Surgical technique, adopted from: Ruaensgri S, Schill MR, Khiabani MJ, et al. The Cox-maze IV procedure in its second decade: still the gold standard? European Journal of Cardio-Thoracic Surgery 53 (2018) i19–i25

 EP MARKET: CONTINUING GROWTH, PERENNIAL OPPORTUNITY  9% CAGR  Worldwide EP Market (Main Competitors)1  Worldwide $7.3bn EP Market Breakdown3  $5.1B   $7.3B2   EP Ablation Catheters  (consumables)  ~$3.2B  ~4% of total J&J revenue  ~3% of total Medtronic revenue  ~4% of total Abbott Laboratories revenue  ~5% of total Boston Scientific revenue  8  EP Diagnostic Catheters  Access Devices  EP Mapping and Recording Systems  (Capital Equipment)  Management estimates based on public company filings for Johnson & Johnson, Abbott Laboratories, Boston Scientific Corporation, and Medtronic plc.  The figure is based on management's analysis and projections using internal and third-party estimates and resources, subject to certain assumptions and limitations. Please see Slides 63-66 which are part of Appendix II - Market Sources & Analysis for further details.  Management estimates. Adopted from St. Jude Medical Analyst and Investor Meeting 2016: https://www.slideshare.net/ir_stjude/stj-2016-analyst-and-investor-day-presentation-v2

  INITIAL FOCUS ON HIGHEST NEEDS AND UPSIDES  9  PAROXYSMAL AF  (PAF)  SVT/AFL  PERSISTENT AF  (PsAF)  V-TACH (VT)  1%-4% CAGR  10%-13% CAGR  5%-8% CAGR  $0.8B  $0.8B  $1.2B  $0.3B  SIMPLE CATHETERS  ADVANCED CATHETERS  ~75% of the market is in the “advanced” catheters: irrigated Radiofrequency (RF) ablation with contact force sensing, cryoballoons, etc.2  CLINICAL NEED  Current WW Market Size ~$3.2b  Estimated Segmental Growth Rates  Technology Preferences  Note: Management's estimates which are subject to significant uncertainty and may prove to be incorrect. Please see Disclaimer - Management's Estimates on slide 2. The current worldwide market size, segment sizes and growth rates are based on management's analysis and projections using internal and third-party estimates and resources, subject to certain assumptions and limitations. Please see Slides 63-66 which are part of Appendix II - Market Sources & Analysis for further details. Segment sizes, growth rates and technology preferences are based on the management analysis of various US and international data sources covering periods of time from 2000 to 2020 and projected to 2022.  Adagio Medical Analysis of Medicare FFS and Commercial Claims  Management estimates. Adopted from St. Jude Medical Analyst and Investor Meeting 2016: https://www.slideshare.net/ir_stjude/stj-2016-analyst-and-investor-day-presentation-v2  UK National Aurdit of Cardiac Rhythm Management 2021. https://www.nicor.org.uk/wp-content/uploads/2021/10/NACRM-Domain-Report_2021_FINAL.pdf  Eckardt L, Doldi F, Busch S, et al.10-year follow-up of interventional electrophysiology: updated German survey during COVID-19 pandemic. Clinical Research in Cardiology 2023;112:784-794  Quesada A, Cozar R, Anguera I, Registro Espanol de Ablacion con Cateter. XiX Informe Oficial de la Asociacion del Ritmo Cardiaco de la Sociedad Espanola de Cardiolofia 2019. Rev Esp Cardiol. 2020;73(12):1049–1060  Molitor N, Yalcinkaya E, Auriicchio A, et al. Swiss National Registry on Catheter Ablation Procedurs: Changing trends over Last 20 Years. J Clin. Med. 2021, 10:3021  Anderson R, Lee G, Prabhu M, et al. Ten-year trends in catheter ablation for ventricular tachucardia vs other interventional proecedures in Australia. J Cardiovasc Electrophysiol . 2019 Nov;30(11):2353-2361.

 ATRIAL FIBRILLATION MARKET: OPPORTUNITY, DRIVERS AND INHIBITORS

 AF MARKET: FULL UPSIDE REQUIRES IMPROVEMENT IN LONG-TERM OUTCOMES  Cases (millions)  0.23  1.9  8.6  4% CAGR  4% CAGR  14% CAGR  11  6-8x upside in ablations if Class I indication as 1st line therapy – not achievable at current rates of recurrence, re-ablations and associated morbidity  US AF Disease1 and Treatment Statistics2,3  Freedom From AF/AT After Single Procedure In Paroxysmal AF Patients4  Note: Management's analysis of the Medicare FFS and commercial claims data and estimates which are subject to significant uncertainty and may prove to be incorrect. Please see Disclaimer - Management's Estimates on slide 2.  C. Tsao, et al. Heart Disease and Stroke Statistics-2022 Update: A Report From the American Heart Association. Circulation 2022;145:e153-e169  Adagio Medical Analysis of Medicare FFS and Commercial Claims  The annual AF ablations, annual AF incidence, AF prevalence and market growth are based on management's analysis and projections using internal and third-party estimates and resources, subject to certain assumptions and limitations. Please see Slides 48-51 which are part of Appendix II - Market Sources & Analysis for further details.  Andrade JG, et al. Cryoballoon or radiofrequency ablation for atrial fibrillation assessed by continuous monitoring: A randomized clinical trial. Circulation 2019;140:1779–1788

 PFA: NEW TECHNOLOGY, SAME EFFICACY (SO FAR)  12  FARAPULSE/BSX: MANIFEST-PF REGISTRY1  MDT: PULSED AF TRIAL2  Turagam MK, Neuzil P, Schmidt B, et al. Safety and Effectiveness of Pulsed Field Ablation to Treat Atrial Fibrillation: One-Year Outcomes From the MANIFEST-PF Registry. Circulation. 2023;148:35–46  Verma A, Haines DE, Boersma LV, et al. Pulsed Field Ablation for the Treatment of Atrial Fibrillation: PULSED AF Pivotal Trial. Circulation. 2023;147:00–00.  Reddy VY, Gerstenfeld EP, Natale A, Whang W, et al. Pulsed Field or Conventional Thermal Ablation for Paroxysmal Atrial Fibrillation. New England J Medicine 2023; DOI: 10.1056/NEJMoa2307291  Persistent AF  Paroxysmal AF  Months Since Ablation  Freedom From Event (%)  90-day blanking period  100  80  60  40  20  0  0 3 6 9 12   55.1%  66.2%  ADVENT trial  Paroxysmal AF  73.3%   vs 71.3% for RF/Cryo3

 AFIB CATHETER ABLATION OUTCOMES: IN NEED OF TECHNOLOGY BREAKTHROUGH  13  Category  Therapy Option  Representative Players   1st year single procedure freedom from AF  Mortality  Serious Adverse Events*  Drugs  AADs1  3M, Arbor  27%  Baseline  N/A  Catheter  RF point-by-point1  JnJ, ABT, BSX, MDT  69%  +0%  5.5%  Catheter  RF multi-electrode1  JnJ, MDT  68%  +0%  5.5%  Catheter  Cryoballoon1  MDT, BSX  68%  +0%  5.9%  Catheter  PFA2-6  JnJ, MDT, BSX  66%-74%  0 – 0.3%  0 – 1.9-5.9%  Laser Ablation1  CardioFocus  64%  +0%  6.5%   Surgery  Mini-thoracotomy1  Atricure, MDT, BSX  85%  +0.6%  16.7%  Open-Heart Surgery  Hybrid ablation1  Atricure  78%  +0.6%  16.7%  * mostly from 2016 ESC guidelines, catheter esophageal perforations – 0.5%  Note: Management's estimates which are subject to significant uncertainty and may prove to be incorrect. Please see Disclaimer - Management's Estimates on slide 2.  National Institute for Health and Care Excellence (NICE). Atrial fibrillation: diagnosis and management, Cost-effectiveness analysis J3: Ablation. NICE guideline NG196. April 2021. 1st year freedom from AF % = 1 – AF recurrence %   Information regarding PFA in this row is based on management's analysis using internal and third-party estimates and resources, subject to certain assumptions and limitations. Please see Slides 75-76 which are part of Appendix II - Market Sources & Analysis for further details.  Turagam MK, Neuzil P, Schmidt B, et al. Safety and Effectiveness of Pulsed Field Ablation to Treat Atrial Fibrillation: One-Year Outcomes From the MANIFEST-PF Registry. Circulation. 2023;148:35–46  Verma A, Haines DE, Boersma LV, et al. Pulsed Field Ablation for the Treatment of Atrial Fibrillation: PULSED AF Pivotal Trial. Circulation. 2023;147:00–00.  Duytschaever M, De Potter T, Grimaldi M, et al. Paroxysmal Atrial Fibrillation Ablation Using a Novel Variable-Loop Biphasic Pulsed Field Ablation Catheter Integrated With a 3-Dimensional Mapping System: 1-Year Outcomes of the Multicenter inspIRE Study. Circ Arrhythm Electrophysiol. 2023;16:e011780  Reddy VY, Gerstenfeld EP, Natale A, Whang W, et al. Pulsed Field or Conventional Thermal Ablation for Paroxysmal Atrial Fibrillation. New England J Medicine 2023; DOI: 10.1056/NEJMoa2307291  The Outcomes of All Current Catheter Technologies are Similar – even in Paroxysmal AF patients

 VENTRICULAR TACHYCARDIA ABLATIONS MARKET: OPPORTUNITY, DRIVERS AND INHIBITORS

 VT MARKET: CURRENT RISK-BENEFIT CAPS ABLATION THERAPY PENETRATION  2% CAGR  7%  CAGR  2-3x7 market growth opportunity with improved ablation effectiveness and reduced risk profile within EP practice  ~ 3.5M  Reduction of symptomatic arrhythmic events (VT storms), ICD therapies, and removal vs escalation of harmful AAD Tx1,2,3  VT prophylaxis prior to ICD implantation4  2  3  1  Acute and sub-acute termination of symptomatic arrhythmias and ICD shocks  Ablation followed by ICD  AAD + ICD  Estimated US Market For VT Ablations6  Potential Benefits of VT Ablations   Death  2.7%  Perforations/tamponade  2.0  Major Bleeding  5.6%  Vascular  1.7%  Stroke  0.4%  Unspecified  1.8%  Any Complication  11.5%  Procedural Risks and Complications5   Note: Management's estimates which are subject to significant uncertainty and may prove to be incorrect. Please see Disclaimer - Management's Estimates on slide 2.  Da Silva GL, Nunnes-Ferreira A, Cortez-Diaz N, et al. Radiofrequency catheter ablation of ventricular tachycardia in ischemic heart disease in light of current practice: a systematic review and meta-analysis of randomized controlled trials. J Interv Card Electrophysiol. 2020 Dec;59(3):603-616  Sapp JL, Wells GA, Parkash R, et al. Ventricular Tachycardia Ablation versus Escalation of Antiarrhythmic Drugs. N Engl J Med 2016;375:111-21  Liang JJ, Yang W, Santangeli P, et al. Amiodarone Discontinuation or Dose Reduction Following Catheter Ablation for Ventricular Tachycardia in Structural Heart Disease. J Am Coll Cardiol EP 2017;3:503–11  Tung R, Xue Y, Chen M, et al. First-Line Catheter Ablation of Monomorphic Ventricular Tachycardia in Cardiomyopathy Concurrent With Defibrillator Implantation: The PAUSE-SCD Randomized Trial. Circulation. 2022;145:1839–1849  Cheung JW, Yeo I, Ip JE, et al. Outcomes, Costs, and 30-Day Readmissions After Catheter Ablation of Myocardial Infarct–Associated Ventricular Tachycardia in the Real World. Circ Arrhythm Electrophysiol. 2018;11:e006754.  The annual VT ablations, annual incidence of "trigger" VTs, disease prevalence and market growth are based on management's analysis and projections using internal and third-party estimates and resources, subject to certain assumptions and limitations. Please see Slides 53-60 which are part of Appendix II - Market Sources & Analysis for further details.  Refer to slide 60 for more information on market growth opportunity.  15

 INITIAL FOCUS ON SEGMENTS OF HIGHEST NEED  VT + Persistent AF markets: ~$1B / ~10% CAGR – attractive segment for share taking and market expansion  PAROXYSMAL AF  (PAF)  SVT/AFL  PERSISTENT AF  (PsAF)  V-TACH (VT)  Highly effective and safe  Low clinical need  Strong indications  Growth in line with population  $0.8B  $0.8B  $1.2B  $0.3B  CLINICAL NEED  Total ~$3.2B1  2 – 3x Growth Opportunity2   High clinical need  TBU  Remove bullets and incorporate growth  6 – 8x Growth Opportunity3   6 – 8x Growth Opportunity3   Growth Opportunity  Lower competitive intensity  Opportunity to build new treatment approaches  ✔  ✔  ✔  16  The current worldwide market size and segment sizes are based on management's analysis and projections using internal and third-party estimates and resources, subject to certain assumptions and limitations. Please see Slides 63-66 which are part of Appendix II - Market Sources & Analysis for further details.  The VT ablation market growth is based on management's analysis and projections using internal and third-party estimates and resources, subject to certain assumptions and limitations. Please see Slides 53-60 which are part of Appendix II - Market Sources & Analysis for further details.  The AF ablation market growth is based on management's analysis and projections using internal and third-party estimates and resources, subject to certain assumptions and limitations. Please see Slides 48-51 which are part of Appendix II - Market Sources & Analysis for further details.

 Year  Purchase Price  ($mm)  Target  Year  Purchase Price  ($mm)  Target  Year  Purchase Price  ($mm)  Target  Year  Purchase Price  ($mm)  Target  2008  388  2001  115  2004  47  Irvine Biomedical  1997  400  2009  225  2012  265  2005  237  2019  316  2013  275  2008  92  2022  925  2018  202  2008  250  2021  450  2013  331  2022  1,750  2014  250  ACQUISITIONS HAVE DRIVEN CONSOLIDATION AMONG COMPETITORS  17  /  Source: Press releases  $1.8bn+ worth of acquisitions  $3.0bn+ worth of acquisitions  $1.2bn+ worth of acquisitions

 COMPETITIVE TECHNOLOGY LANDSCAPE IN CATHETER ABLATIONS: STABILITY DESPITE DISRUPTION1  18  Atrial Fibrillation  Ventricular Tachycardia  RF  Cryoballoon  PFA  RF  PFA  JNJ  MDT  ABT  BSX    *        - original intended use    - label extension (established or in-progress)      *+        +  * - internal development  ** - in the USA, OUS indications may vary  *+ - internal development + acquisition  Note: Management's estimates which are subject to significant uncertainty and may prove to be incorrect. Please see Disclaimer - Management's Estimates on slide 2.  Based on management's analysis using internal and third-party estimates and resources, subject to certain assumptions and limitations. Please see Slides 68-73 which are part of Appendix II - Market Sources & Analysis for further details.  

 ADAGIO SOLUTION:  DURABLE, CONTIGUOUS, TRANSMURAL LESIONS  …anywhere in the heart  PFCA for atrial arrhythmias  Cryopulse™  ULTC for atrial arrhythmias  iCLAS™ and iCLAS™ Core Tx  ULTC/PFCA for ventricular arrhythmias  vCLAS™  19

 ADAGIO MEDICAL: OUTCOMES-FOCUSEDTECHNOLOGY DIFFERENTIATION  20  Durable, contiguous, transmural lesions… anywhere in the heart  Comprehensive technology solution for advanced EP practice  Compatible with commercial mapping systems  Addressing drivers and limitations of therapy adoption  to drive long-term ablation effectiveness, therapy adoption and market growth  ATRIAL   ARRHYTHMIAS  VENTRICULAR  ARRHYTHMIAS  ULTRA-LOW  TEMPERATURE CRYOABLATION  iCLAS™ Catheter and System  Favorable outcomes in PsAF patients  vCLAS™ Catheter  Catheter designed specifically to safely treat VTs  PULSED FIELD CRYOABLATION  CRYOPULSE™ Catheter and System  Combining the outcomes of ULTC with speed of PFA while reducing downsides  Under Development  without surgical complications  Vision  2023 Portfolio

 ULTC PORTFOLIO FOR CARDIAC ABLATIONS  21  Shaped Stylets  Esophageal Warming Balloon  iCLAS™ Cryoablation System is CE-Mark approved for the treatment of drug refractory, recurrent, symptomatic, Paroxysmal Atrial Fibrillation (PAF), Persistent Atrial Fibrillation (PsAF), and Atrial Flutter (AFL). In the U.S.A., iCLAS™ system is an investigational device, limited by Federal law to investigational use (IDE # G180263).   iCLAS™ Cryoablation Catheter  vCLAS™ Cryoablation Catheter  Will seek vCLAS™ regulatory approvals for endocardial ablations of Monomorphic Ventricular Tachycardia in patients with Ischemic and Non-ischemic Cardiomyopathy – 70-80% of current ablation volumes. EU/CAN Cryocure-VT study has enrolled 64 patients and is collecting FUP data.   Atrial Ablations  Ventricular Ablations  Common  Cryoablation Console

 iCLAS ULTC: IN A CLASS OF ITS OWN  iCLAS™ Cryoablation System is CE-Mark approved for the treatment of drug refractory, recurrent, symptomatic, Paroxysmal Atrial Fibrillation (PAF), Persistent Atrial Fibrillation (PsAF), and Atrial Flutter (AFL). In the U.S.A., iCLAS™ system is an investigational device, limited by Federal law to investigational use (IDE # G180263).   22  92  Catheter Temperatures During Clinical PVI  Engineering Model: Catheter in Circulating 370C Water  Rapid Deep Freezing Using Near-Critical N2

 CRYOCURE-2 CLINICAL TRIAL   Cryomapping Cohort (n=65)  Cryomapping Cohort  Phrenic nerve palsy  1  Resolved during procedure  1  Resolved during follow-up  1  Unresolved  0  Total device-related events  1.5%  No esophageal fistula, pericarditis, heart block  1.5%  T. De Potter, et al. Ultralow Temperature Cryoablation For Atrial Fibrillation, Primary Outcome Results On Efficacy and Safety. The Cryocure-2 Study. JACC Clinical Electrophysiology 2022; Aug;8(8):1034-1039  Cryocure-2 (NCT #02839304) data has been used to obtain CE-mark approval for iCLAS™ Cryoablation System  CRYOCURE-2  NCT #02839304  :  82.6%  85.9%  0  All AF, n=65  3  6  9  12  20%  40%  60%  80%  100%  Kaplan-Meier Estimates  Freedom from AF (%)  0%  Months from Index Procedure  Persistent AF, n=44  84% (37/44) of PsAF patients had PVI+ ablations  86% (18/21) of Paroxysmal AF patients had PVI Only ablations  23  Safety  Effectiveness

 REDEFINING WHAT’S POSSIBLE FOR PsAF PATIENTS  25  50  75  100  Freedom from AF of AT/AF at 12 months (%)  68%  n=102  Hybrid CONVERGE3  n=102  n=102  MANIFEST5  2023  85%  n=44  ULTC  CRYOCURE-26  2021  51%  58%  69%  71%  n=196  n=3,133  n=339  n=7,502  Catheter Ablation  RF1  Minimally Invasive Surgical Ablation1  w/o  AAD  w/ or w/o  AAD  w/o  AAD  w/ or w/o  AAD  65%  PULSED AF4  2023  55%  n=150  n=44  n=153  PFA  n=101  Cryoballoon2  61%  Reported Results of Catheter Ablation in Persistent AF Patients Across Multiple Technologies   24  (1) Berger WR, et al. Persistent atrial fibrillation: A systematic review and meta-analysis of invasive strategies, International Journal of Cardiology 2019;278:137–143  (2) Boveda S, Metzner A, Nguyen D, et al. Single-procedure Outcomes and QOL Improvement 12 Months Post-Cryoballoon Ablation in Persistent AF. JACC EP 2018; 4:1440-1447  (3) DeLurgio DB, et al. Hybrid convergent procedure for the treatment of persistent and long-standing persistent atrial fibrillation. Circ Arrhythm Electrophysiol. 2020;13:e009288  (4) Verma A, Haines DE, Boersma LV, et al. Pulsed Field Ablation for the Treatment of Atrial Fibrillation: PULSED AF Pivotal Trial. Circulation. 2023;147, in press  (5) Turagam MK, Neuzil P, Schmidt B, et al. Safety and Effectiveness of Pulsed Field Ablation to Treat Atrial Fibrillation: One-Year Outcomes from the MANIFEST-PF Registry. Circulation. 2023;148:35–46  (6) T. De Potter, et al. Ultralow Temperature Cryoablation For Atrial Fibrillation, Primary Outcome Results On Efficacy and Safety. The Cryocure-2 Study. JACC Clinical Electrophysiology 2022; Aug;8(8):1034-1039  Directional comparison only. The data presented below is not based on head-to-head clinical trials, as such data may not be directly comparable due to differences in study protocols, conditions, patient populations and reporting standards, and should not be relied upon to predict of the relative efficacy or other benefits of the associated products and technologies

 US iCLAS FOR PERSISIENT AF IDE  (NCT # 04061603)  iCLAS™ Catheter  Patients  183 PsAF  Endpoints  Procedural safety and chronic effectiveness  Sites  20 (7 OUS)  Data Readout  Expected in Q2 2024  PMA  Expected in Q1 2025  Note: Expectations are preliminary and subject to change. Please see Disclaimer Forward Looking Statements on slide 2.

 CRYOCURE-VT STUDY(NCT # 04893317)  Patients  64 patients, Rx-refractory persistent recurring monomorphic VT of both ischemic and non-ischemic etiology  Endpoints  Procedural safety, acute and chronic effectiveness   Sites  9 centers   Data Readout  Expected in Q2 2024  CE-Mark  Expected in Q1 2024  Next Steps  Enrollment complete as of first half of 2023; commercial launch expected in Q1 2024  Initial Results  First-in-human experience with ultra-low temperature cryoablation for monomorphic ventricular tachycardia1  Note: Expectations are preliminary and subject to change. Please see Disclaimer Forward Looking Statements on slide 2.  (1) De Potter T, Balt J, Boersma L, et al. First-in-Human Experience With Ultra-Low Temperature Cryoablation for Monomorphic Ventricular Tachycardia Open Access. J Am Coll Cardiol EP. 2023 May, 9 (5) 686–691   26

 vCLAS™ CRYOCURE-VT CLINICAL TRIAL: REDEFINING RISK/BENEFIT IN VT ABLATIONS  Titratable lesion depth and size  Catheter stability during ablation  Ability to ablate deep intramural scar  No need to irrigate (important in HF patients)  Differentiated and Highly Desirable Functional Performance  Exceptional Acute Effectiveness and Safety  Excellent Procedural Profile  CRYOCURE-VT  RF-based Reference  Procedure Time  185 min  225-273 min  # of lesions  9  24 - 34  Adagio Medical, Inc. CryoCure-VT Interim Clinical Investigation Report. CS-191. Data on File.  94%  FREEDOM FROM  CLINICAL VTs*  0%  MAEs  * patients with inducible clinical VTs pre-ablation and which were non-inducible post-ablation  27

 WHAT IS PULSED FIELD CRYOABLATION?

 PFCA: MODULATING TISSUE IMPEDANCE TO OPTIMIZE PFA ENERGY DELIVERY  Increased impedance of frozen tissue leads to reduced electric current for the same magnitude of electric field or and increased magnitude of electric field for the same magnitude of electric current as compared to normal temperature tissue  Opportunity to modulate pulsed field strength and penetration depth (as well as associated currents) by pre-treatment with ultra-low temperature cryoablation2  Electric field exclusion from low Z (warm) tissues – enhancing selectivity of ablation2  Fischer G et al. Impedance and conductivity of bovine myocardium during freezing and thawing at slow rates – implications for cardiac cryoablation. Medical Engineering and Physics 2019; 74: 89-98  Daniels CS, Rubinsky B. Temperature Modulation of Electric Fields in Biological Matter. PLoS ONE 2011; 6:e20877. doi:10.1371/journal.pone.0020877  Impedance of bovine myocardial tissue as a function of temperature1  -20  -15  -10  -5  0  5  10  15  100  101  102  103  Temperature (0C)  Normalized Impedance |Z| (Ohm)  Representative curve, f=20kHz  29  E = z x J   Ohm’s Law   V = R x I  Electric Field Strength  Current density  Impedance

 PFCA: COMBINING THE BENEFITS OF ULTC AND MINIMIZING THE LIMITATIONS OF PFA  PFCA vs ULTC: up to 85% shorter ablation cycle for the same lesion depth1  PFCA vs PFA2,3:  Potentially deeper lesions  Consistent tissue contact  Contiguity “by design”  No resistive heating effects  No phrenic nerve capture  No skeletal muscle activation  No or minimized microbubbles  No or minimized coronary spasm4  30  PFA Console  Cryoablation Console  Single catheter with ablation element capable of both ultra-low temperature cryoablation and PFA  Connected to standalone or integrated cryoablation and PFA consoles  The best of both… for the price of one  Note: Management's estimates which are subject to significant uncertainty and may prove to be incorrect. Please see Disclaimer - Management's Estimates on slide 2.  Assuming 3 min ablation cycle (freeze-thaw-freeze) for ULTC vs 30 seconds freeze for PFCA. Adagio iCLAS Cryoablation Catheter IFU 108-0064-001 and Adagio Cryopulse™ Catheter IFU 108-0138-001   Verma A, Feld GK, Cox JL, et al. Combined pulsed field ablation with ultra-low temperature cryoablation: A preclinical experience. J Cardiovasc Electrophysiol. 2022;1–10  Boston Scientific issued an Urgent Field Safety Notice regarding its PFA products dated September 15, 2022, which, among others, warned about the injuries that might potentially caused by the use of PFA: https://www.bostonscientific.com/content/dam/bostonscientific/quality/documents/Recent%20Product%20Advisories/September%202022%20FARAPULSE%20PFA%20Physician%20Letter%20-%20EU%20English.pdf.  Preliminary data, courtesy Dr. E. Gerstenfeld (UCSF). AF Symposium 2023. https://vimeo.com/798627743/00bc646d3b  Lesion Formation:  Short duration ultra-low temperature cryoablation  1  Immediately followed by PFA  2

 PRE-CLINICAL EVIDENCE1: SHORTER ABLATIONS, DEEPER LESIONS, ENHANCED SELECTIVITY   31  PFCA LESION IN ~ 6mm THICK CTI  LESION SIZE COMPARISON: PFCA vs PFA  Δ=0.8 mm (n.s.)  Δ=1.7 mm (n.s.)  92%  TM*  100%TM*  * transmurality  Lesion depth enhancement due to pulsed field  Lesion depth of 30 seconds, single freeze ULTC  POTENTIAL MECHANISM OF AVOIDING CORONARY VASOSPASMS REPORTED IN ENDOCARDIAL2,3 AND EPICARDIAL4 PFA  Δ=2.0 mm (n.s.)  Δ=6.0 mm (p=0.045)  CTI LESIONS: INITIAL vs OPTIMIZED PFCA  100%TM*  100%TM*  Lesion Dimension (mm)  Blood vessel and surrounding muscle bundle preservation, suggestive of PFA exclusion from the unfrozen tissue  31  Verma A, Feld GK, Cox JL, et al. Combined pulsed field ablation with ultra-low temperature cryoablation: A preclinical experience. J Cardiovasc Electrophysiol. 2022;1–10  Reddy VY, Petru J, Funasako M, et al. Coronary Arterial Spasm During Pulsed Field Ablation to Treat Atrial Fibrillation. Circulation. 2022;146:1808–1819  Gunaverdene MA, Schaeffer BN, Jularic M, et al. Coronary Spasm During Pulsed Field Ablation of the Mitral Isthmus Line. JACC: Clinical Electrophysiology 2021; 7:1618-1620  Higuchi S, Im SI, Stillson C, et al. Effect of Epicardial Pulsed Field Ablation Directly on Coronary Arteries. J Am Coll Cardiol EP 2022;8:1486–1496

 EU PARALELL TRIAL (NCT #05408754):  Pulsed Field Ablation and Pulsed Field Cryoablation for Persistent Atrial Fibrillation  PFA  1)  Expectations are preliminary and subject to change. Please see Disclaimer -- Forward-Looking Statements on slide 2.  32  PFCA  Patients  90 PsAF patients (60 PFCA and 30 PFA)  Endpoints  Procedural safety, acute and chronic effectiveness  Sites  7 sites in Canada, the Netherlands, Ireland, Belgium, UK, Czech Republic and Poland and 1 additional site expected in Canada1  Data Readout  Expected in Q4 2025  CE-Mark  Expected in Q1 2026

 NEAR-TERM VALUATION-DRIVING MILESTONES  Q1  Q2  Cryocure-VT Primary Endpoints  Q1  vCLAS™ CE-Mark and EU launch  2024  iCLAS™ IDE Primary Endpoints  iCLAS™ PMA Approval  Q3  Cryopulse™ CE-Mark  vCLAS™ PMA and US launch  Note: Milestones are preliminary and subject to change. Please see Disclaimer – Forward-Looking Statements on slide 2.  Q4  2026  33  Q1  2025  PARALELL Primary Endpoints  FULCRUM-VT Primary Endpoints

 34  TRANSACTION SUMMARY  Assumes (i) price per share of $10, (ii) pro forma closing cash balance of $34 million, including $15 million in cash remaining in ARYA’s trust (assuming an additional 50% redemptions in connection with the Business Combination), (iii) $23 million convertible note bridge financing from Perceptive (of which $22 million has been consumed), (iv) $7 million additional investment from Perceptive, (v) $10 million investment from RA Capital, (vi) $1.4 million investment from RTW pursuant to a non-redemption agreement (assuming a $11.17 redemption value per ARYA Shares; effective redemption value per ARYA share not redeemed by RTW and additional post-business combination company shares to be issued to RTW may vary), (vii) $3.6 million investment from other investors to be satisfied by open market purchases of ~321K ARYA shares (assuming a $11.11 share purchase price (reflects closing price on Nasdaq on February 6, 2024); effective average purchase price at closing and additional post-business combination company shares to be issued to such investors may vary), (viii) $20mm convertible debt financing with strike price of $10, (ix) estimated combined fees and transaction expenses of $15 million, including ARYA IV’s deferred IPO underwriting fees (a portion of the transaction fees and expenses may be paid in shares of the post-Business Combination Company), (x) $8 million of assumed cash burn through transaction close, (xi) the conversion into shares of $3.5 million of working capital loans extended by the ARYA IV Sponsor to ARYA at a conversion price of $10.00 per share (additional working capital loans extended by the ARYA IV Sponsor to ARYA between signing and closing of the Business Combination may be converted by the ARYA IV Sponsor into shares of the Post-Business Combination company), (xii) $1.1 million in debt at transaction close, and (xiii) the conversion of accrued and unpaid interest on Adagio convertible notes into shares at closing (assumed to be 4 months after signing of the Business Combination).  Includes pro rata allocation of 1,000,000 sponsor promote shares to PIPE participants.  Reflects forfeiture of sponsor shares as set forth on Transaction Overview slide. ARYA IV Sponsor includes sponsor promote shares (net of the 1,000,000 shares allocated to PIPE investors), 499,000 sponsor private placement shares from ARYA IV IPO, 270,000 shares issued upon conversion of $3.5 million of working capital loans extended by the ARYA IV Sponsor to ARYA (additional working capital loans extended by the Sponsor to ARYA between signing and closing of the Business Combination may be converted into shares of the Post-Business Combination company) and does not include 1,147,500 sponsor shares subject to $24 per share price-based vesting.   Includes existing ownership pre-Business Combination.  Excludes equity incentive and other awards, including the HoldCo Incentive Equity Plan and the Employee Stock Purchase Plan.  Reflects management equity incentive awards assumed to be exercised immediately post-closing at a $10.00 post-Business Combination company per share price. Does not consider annual increase of incentive pool under any evergreen provision of the to be adopted equity incentive plan.   ARYA shares subject to redemption in connection with the Business Combination.  The Post-Business Combination Company shares are expected to be issued by a newly incorporated Delaware corporation.   Perceptive may syndicate its commitment in the convertible note financing to new investors before closing.  Use of Proceeds  Ventricular Tachycardia market development in Europe  Clinical trials supporting regulatory approvals in the US and Europe  Next generation catheter and console development  Back-office infrastructure investments (human capital and processes) in HR, IT, and Finance  Cost of being a public company (D&O insurance, auditors, consultants and legal)  Repayment of Silicon Valley Bank debt  Transaction expenses  Transaction Summary  Business combination between Adagio Medical, Inc. and ARYA Sciences Acquisition Corp IV8  Pre-money equity valuation of $24 million  Expected post transaction fully diluted equity value of $127 million and fully diluted enterprise value of $113 million1  PIPE investors will receive 1.2 shares and 120% warrant coverage for every share of $10 they contribute to the transaction (including contributions through non-redemption of ARYA shares); PIPE warrants will have an exercise price of $10 and a five year maturity  Transaction expected to close Q2 2024   Cash at Closing  Expected to raise $80 million in gross cash and $34 million in total pro forma cash, after expenses, at closing1  Perceptive has made available to Adagio up to $23 million in bridge financing (of which $22 million has been consumed) that will be converted, together with any accrued and unpaid interest thereon, into common shares at closing and will fund cash burn prior to transaction close; Perceptive will also invest an additional $7 million (and any amounts that remain undrawn under the $23 million bridge financing at closing) in the PIPE at closing  $20 million of senior secured convertible debt (3 years and nine months maturity after closing) to be issued to Perceptive and certain other investors with a conversion price of $10 per share(9), including $12.5 million funded at signing in the form of bridge financing notes from Perceptive which will convert into senior secured convertible notes at closing. Convert warrants (75% coverage) issued in connection with convert financing will have $24 exercise price and maturity of 7 years.  Combined company is expected to have sufficient capital through its key milestones in 2025 based on current plans and estimates  Pro Forma Ownership1  5  2,4  2,4  6  3  7  2  2

 SUMMARY: PURE-PLAY OPPORTUNITY IN CARDIAC ABLATIONS MARKET  Unique technology poised to take significant market share in the Afib segment  Highly differentiated product for VT  A completely underserved market  Muiltiple catalysts for the next several years in clinical data and product launches  Pure-play electrophysiology segment investment opportunity  35  Currently ~$3 billion catheter market; advanced catheter revenue (75% of total) experienced historical double-digit growth  Differentiated technology portfolio with best-in-class outcomes to drive both market expansion and share capture in ~$1bn  ~$3bn VT and persistent AF market segment  Key pivotal trial data and product launches in the next 18 months to drive increased valuation  ✔  ✔  ✔

 APPENDIX I

 38  TRANSACTION OVERVIEW  Transaction  Summary  Adagio Medical, Inc. and ARYA Sciences Acquisition Corp IV (“ARYA”, Nasdaq: ARYD) propose to enter into a definitive business combination agreement  ARYA is a special purpose acquisition company sponsored by Perceptive Advisors LLC  The Post-Business Combination Company shares are expected to be issued by a newly incorporated Delaware corporation and to trade under the ticker “ADGM”   Pre-money equity valuation of $24 million. Expected post transaction fully diluted equity value of $127 million and fully diluted enterprise value of $113 million1  Transaction expected to close Q2 2024  Bridge, PIPE Financing, and Convertible Debt  Deal structured to raise $80 million in gross cash and $34 million in total pro forma cash, after expenses, at closing1 from ARYA’s trust, PIPE financing, Perceptive bridge financing, and convertible debt  PIPE investors will receive 1.2 shares and 120% warrant coverage for every share of $10 they contribute to the transaction (including contributions through non-redemption of ARYA shares); PIPE warrants will have an exercise price of $10 and a five year maturity   Perceptive has made available to Adagio up to $23 million in bridge financing (of which $22 million has been consumed) that will be converted, together with any accrued and unpaid interest thereon, into common shares at closing and will fund cash burn prior to transaction close; Perceptive will also invest an additional $7 million (and any amounts that remain undrawn under the $23 million bridge financing at closing) in the PIPE at closing  Bridge financing to be used to support expected $8 million cash burn prior to transaction close  $20 million of senior secured convertible debt (3 years and nine months maturity after closing) to be issued to Perceptive and other investors with a conversion price of $10 per share, including $12.5 million funded at signing in the form of bridge financing notes from Perceptive which will convert into senior secured convertible notes at closing; convert warrants (75% coverage) issued in connection with convert financing will have $24 exercise price and maturity of 7 years(2)  Sponsor Shares and Private  Placement Shares  1,500,000 of the founder shares and 499,000 private placement shares held by ARYA Sponsor will be retained by ARYA Sponsor and not be subject to adjustment in connection with the transaction  Up to 1,000,000 of the founder shares held by ARYA Sponsor will be forfeited in connection with the transaction; participants in the PIPE financing will separately receive a pro rata amount of such forfeited shares as additional consideration for the PIPE financing and bridge financing  Perceptive will receive a proportionate amount of the 1,000,000 ARYA founder shares to be forfeited by ARYA Sponsor based on the portion of the aggregate financing funded by Perceptive in the bridge financing and the PIPE financing   1,147,500 of the founder shares held by ARYA Sponsor will become subject to share trigger price vesting and vest if the post-closing share price exceeds $24.00 per share  Cash at Closing  Adagio Medical, Inc. expected to have a minimum total pro forma cash of $34 million1, after expenses, at closing  The combined company is expected to have sufficient capital through 2025 based on current plans and estimates  Assumes (i) price per share of $10, (ii) pro forma closing cash balance of $34 million, including $15 million in cash remaining in ARYA’s trust (assuming an additional 50% redemptions in connection with the Business Combination), (iii) $23 million convertible note bridge financing from Perceptive (of which $22 million has been consumed), (iv) $7 million additional investment from Perceptive; (v) $10 million investment from RA Capital, (vi) $1.4 million investment from RTW pursuant to a non-redemption agreement (assuming a $11.17 redemption value per ARYA Shares; effective redemption value per ARYA share not redeemed by RTW and additional post-business combination company shares to be issued to RTW may vary), (vii) $3.6 million investment from other investors to be satisfied by open market purchases of ~321K ARYA shares (assuming a $11.11 share purchase price (reflects closing price on Nasdaq on February 6, 2024); effective average purchase price at closing and additional post-business combination company shares to be issued to such investors may vary), (viii) $20mm convertible debt financing with strike price of $10, (ix) estimated combined fees and transaction expenses of $15 million, including ARYA IV’s deferred IPO underwriting fees (a portion of the transaction fees and expenses may be paid in shares of the post-Business Combination Company), (x) $8 million of assumed cash burn through transaction close, (xi) the conversion into shares of $3.5 million of working capital loans extended by the ARYA IV Sponsor to ARYA at a conversion price of $10.00 per share (additional working capital loans extended by the ARYA IV Sponsor to ARYA between signing and closing of the Business Combination may be converted by the ARYA IV Sponsor into shares of the Post-Business Combination company), (xii) $1.1 million in debt at transaction close, and (xiii) the conversion of accrued and unpaid interest on Adagio convertible notes into shares at closing (assumed to be 4 months after signing of the Business Combination).  Perceptive may syndicate its commitment in the convertible note financing to new investors before closing.

 ILLUSTRATIVE PRO FORMA OWNERSHIP1  39  All numbers adjusted for treasury stock method  Subject to all assumptions and footnotes set forth on "Transaction Summary" and "Transaction Overview" slides.   Illustrative per share price of Post-Business Combination company (to be a newly incorporated Delaware corporation).  ARYA shares subject to redemption in connection with the Business Combination.  Includes Adagio warrants on a fully-diluted basis (other than Perceptive 2023 Bridge).   Assumes conversion into shares of $3.5 million of working capital loans extended by the ARYA IV Sponsor to ARYA at a conversion price of $10.00 per share. Additional working capital loans extended by the ARYA IV Sponsor to ARYA between signing and closing of the Business Combination may be converted by the ARYA IV Sponsor into shares of the Post-Business Combination company.  Perceptive may syndicate its commitment in the convertible note financing to new investors before closing.  Assumes if-converted method.  4  2  2  2  3  3  5  6  6  6  7

 40  HIGHLY ACCOMPLISHED EXECUTIVE TEAM  Olav Bergheim  CEO & President  Hakon Bergheim  Chief Operating Officer  John Dahldorf  Chief Financial Officer  Nabil Jubran  Chief Compliance Officer  Tim Glynn  VP of Global Sales  Ilya Grigorov  Vice President, Global Marketing and Product Management  Doug Kurschinski  Vice President of Clinical Affairs  10+ years of experience in medical devices  20+ years of corporate finance experience  20+ years of medical device experience  25+ years of medical experience  20+ years of medical device experience  30+ years of medical device experience  30+ years of   experience in life sciences  Founder of  3F Therapeutics  Prelude Corporation  Note: Olav Bergheim serves as the CEO of the Company pursuant to the terms of a Facilities and Shared Services Agreement between the Company and Fjord Ventures, LLC. Based on such agreement, Mr. Bergheim is compensated for serving in such position by Fjord Ventures, LLC. Two funds managed by Mr. Bergheim, one of which is affiliated with Fjord Ventures, LLC, have invested an aggregate of approximately $10M among the approximately $100M investment in aggregate that the Company has received so far.  Volcano Corporation was acquired by Royal Philips in 2015.   1  1  1

 SELECTED RISK FACTORS  41  No representation or warranty (whether express or implied) has been made by ARYA, the Company, ListCo or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives with respect to the proposed PIPE financing or Business Combination or the manner in which the proposed PIPE financing or Business Combination is conducted, and the recipient hereby disclaims any such representation or warranty. The recipient of this Presentation acknowledges that ARYA, the Company, ListCo and their respective directors, officers, employees, affiliates, agents, advisors or representatives are under no obligation to accept any offer or proposal by any person or entity regarding the PIPE financing and the Business Combination. None of ARYA, the Company, ListCo or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives has any legal, fiduciary or other duty to any recipient of this Presentation with respect to the manner in which the proposed PIPE financing or Business Combination is conducted.  Unless the context otherwise requires, all reference in this subsection to the “Company,” “Adagio,” “we,” “us” or “our” refer to Adagio Medical, Inc. and its subsidiaries, prior to, or following, the consummation of the Business Combination, as the context requires. The risks presented below are some of the general risks to the business and operations of Adagio, ARYA Sciences Acquisition Corp IV (“ARYA”) and Aja Holdco, Inc., of which Adagio will become a subsidiary following the consummation of the Business Combination (the “Post-Combination Company”), and such risks are not exhaustive. The list below is qualified in its entirety by disclosures that will be contained in the future filings by ARYA and the Post-Combination Company, or of each of their respective affiliates or by third parties with the U.S. Securities and Exchange Commission (the “SEC”), including any documents filed in connection with the proposed transaction. The risks presented in such filings may differ significantly from and may be more extensive than those presented below. The list below is not exhaustive, and you are encouraged to perform your own investigation with respect to the business, financial condition and prospects of Adagio or the Post-Combination Company. You should carefully consider the following risk factors in addition to the information included in this presentation. Adagio or the Post-Combination Company may face additional risks and uncertainties that are not presently known to it or that it currently deems immaterial, which may also impair Adagio’s or the Post-Combination Company’s business or its financial condition. These risks speak only as of the date of this presentation, and neither the Company, ARYA nor the Post-Combination Company undertake any obligation to update the disclosure contained herein. In making any investment decision, you should rely solely upon independent investigation made by you. You acknowledge that you are not relying upon, and have not relied upon, any of the summary of risks or any other statement, representation or warranty made by any person or entity other than the statements, representations and warranties of the Company, ARYA or the Post-Combination Company explicitly contained in any definitive agreement you enter into. You acknowledge that you have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company or the Post-Combination Company and you have sought such accounting, legal and tax advice from your own advisors as you have considered necessary to make an informed decision.

 SELECTED RISK FACTORS (CONT.)  42  The consummation of the Business Combination is subject to a number of conditions, and if those conditions are not satisfied or waived, the Business Combination may not be completed;  Some of ARYA’s, the Company’s or the Post-Combination Company’s officers and directors may have conflicts of interest that may influence them to approve the Business Combination without regard to your interests;  ARYA’s directors and officers may have interests in the Business Combination different from the interests of ARYA, the Company, the Post-Combination Company or their respective shareholders;   If ARYA is unable to close certain financing transactions and sufficient shareholders exercise their redemption rights in connection with the Business Combination such that there is less than $60 million of cash proceeds available from ARYA’s trust account and the financing transactions, then ARYA may lack sufficient funds to consummate the Business Combination;  A portion of the total outstanding shares of the Post-Business Combination Company is expected to be restricted from immediate resale but may be sold into the market in the near future;   Sales of a substantial number of shares of the Post-Business Combination Company’s common stock in the public market by existing stockholders could cause the Post-Business Combination Company’s share price to decline, even if our business is doing well;  ARYA’s shareholders will experience dilution due to (i) the issuance to existing Company security holders and investors in the financing transactions in connection with the Business Combination of securities, and (ii) additional sources of dilution upon exercise or conversion of securities that will be issued in connection with or following the Business Combination (for instance, any earn-out shares, the PIPE Warrants, the Convert Warrants, the New Adagio Convertible Notes, securities issued in connection with the post-Business Combination Company equity plan or employee share purchase plan), in each case potentially entitling recipients of such securities to a significant voting stake in the Post-Business Combination Company;  If ARYA does not consummated an initial business combination within the required time period, as may be extended at the option of ARYA Sciences Holdings IV (the “Sponsor”)), its public shareholders may receive only their pro rata portion of the funds in the ARYA’s trust account that are available for distribution its public shareholders;  There are no assurances that ARYA will be able to complete the Business Combination prior to its expiration date or that the Sponsor will continue to exercise its monthly options to extend the time period ARYA has in order to consummate an initial business combination;  The Company or Post-Business Combination Company stockholders cannot be certain of the value of the merger consideration they will receive until the closing of the Business Combination;  Because there are no current plans to pay cash dividends on the common stock of the Post-Business Combination Company for the foreseeable future, you may not receive any return on investment unless you sell your ARYA ordinary shares or the Post-Business Combination Company common stock at a price greater than what you paid for it;  ARYA, the Company and the Post-Business Combination Company expect to incur substantial transaction fees and costs in connection with the Business Combination and the integration of their businesses;  The costs related to the Business Combination could be significantly higher than currently anticipated;   ARYA’s, the Company’s or the Post-Business Combination Company’s business and operations could be negatively affected, or the Business Combination may be delayed or prevented from being completed, if they become subject to any securities litigation or shareholder activism;  In connection with the Business Combination, the Sponsor and ARYA’s directors, executive officers, advisors and their affiliates may elect to purchase Class A ordinary shares of ARYA from public shareholders, which may reduce the public “float” of ARYA’s Class A ordinary shares;

 SELECTED RISK FACTORS (CONT.)  43  The proceeds held in ARYA’s trust account could be reduced and the per-share redemption amount received by ARYA shareholders may be less than $10.00 per share;  The Nasdaq Stock Market LLC may delist ARYA’s Class A ordinary shares from its exchange prior to the closing of the Business Combination or Nasdaq may not list the Post-Business Combination Company’s securities on its exchange, which could limit investors’ ability to make transactions in the Post-Business Combination Company’s securities and subject the Post-Business Combination Company to additional trading restrictions  Following the closing of the Business Combination, an active trading market for the Post-Business Combination Company’s common stock may not be available on a consistent basis to provide stockholders with adequate liquidity. The share price may be extremely volatile and shareholders could lose a significant part of their investment;  If, following the Business Combination, securities or industry analysts do not publish or cease publishing reports about the Post-Business Combination Company, its business, or its market, or if they change their recommendations regarding the Post-Business Combination Company’s securities adversely, the price and trading volume of the securities of the Post-Business Combination Company could decline;  The benefits of the Business Combination may not be realized to the extent currently anticipated by ARYA, the Company and the Post-Business Combination Company, or at all. The ability to recognize any such benefits may be affected by, among other things, competition, the ability of the Post-Business Combination Company to grow and manage growth profitably, maintain relationships with customers, landlords and suppliers and retain its management and key employees. If the Business Combination’s benefits do not meet the expectations of investors, shareholders or financial analysts, the market price of ARYA’s or the Post-Business Combination Company’s securities may decline;  The potential business combination will result in changes to the composition of the board of directors of the Company and the composition of the board of directors of the Post-Business Combination Company which may affect the strategy of the Post-Business Combination Company;  The ability of ARYA, the Company and the Post-Business Combination Company to successfully effect the Business Combination and to be successful thereafter will be dependent upon the efforts of certain key personnel, including the Company’s key personnel. The loss of key personnel could negatively impact the operations and profitability of the Post-Business Combination Company and its financial condition could suffer as a result;  The Post-Business Combination Company does not have experience operating as a public company subject to U.S. federal securities laws and may not be able to adequately develop and implement the governance, compliance, risk management and control infrastructure and culture required for a public company, including compliance with the Sarbanes Oxley Act;  The requirements of being a public company may strain the Post-Business Combination Company’s resources, incur increased costs and distract its management, which could make it difficult to manage its business, particularly after the Post-Business Combination Company is no longer an emerging growth company;  Subsequent to the completion of the Business Combination, the post-Business Combination company may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and stock price, which could cause you to lose some or all of your investment;  As a private company, the Company has not been required to document and test its internal controls over financial reporting nor has management been required to certify the effectiveness of its internal controls and its auditors have not been required to opine on the effectiveness of its internal control over financial reporting. As such, material weaknesses may be identified in the Company’s or the Post-Business Combination Company’s internal control over financial reporting that could lead to errors in the Post-Business Combination Company’s financial reporting, which could adversely affect the Post-Business Combination Company’s business and the market price of its securities;  If the Post-Business Combination Company fails to maintain an effective system of disclosure controls and internal controls over financial reporting, its ability to produce timely and accurate financial statements or comply with applicable regulations could be impaired;  If the Post-Business Combination Company’s estimates or judgments relating to its critical accounting standards prove to be incorrect, or such standards change over time, its results of operations could be adversely affected;  Because the Post-Business Combination Company will become a publicly traded company by virtue of mergers in connection with the Business Combination as opposed to an underwritten initial public offering, there are no underwriters involved in the process, which could result in less diligence being conducted on the Company or the Post-Business Combination Company than in an underwritten initial public offering;   The ability of ARYA’s public shareholders to exercise redemption rights with respect to a large number of ARYA’s public shares may not allow the Post-Business Combination Company to complete the most desirable business combination, fully fund the Company’s business plan, or changes thereto, or optimize the capital structure of the Post-Business Combination Company;  Past performance by ARYA’s management team or their affiliates, including Perceptive Advisors, ARYA Sciences Acquisition Corp., ARYA Sciences Acquisition Corp II, ARYA Sciences Acquisition Corp III, or their respective business combination targets, may not be indicative of future performance of an investment in ARYA or the Post-Business Combination Company;  The Post-Business Combination Company’s governing documents may include provisions that may discourage takeover attempts;  The Company’s operating and financial results, which were presented to the ARYA board of directors, may not prove accurate;  Activities taken by existing ARYA shareholders to increase the likelihood of approval of the Business Combination proposal and the other proposals to be described in the proxy statement/prospectus that will be filed in connection with the Business Combination could have a depressive effect on ARYA’s share price;

 SELECTED RISK FACTORS (CONT.)  44  Upon executing a definitive agreement with respect to the Business Combination by and among the Company, ARYA and the Post-Business Combination Company, ARYA may be prohibited from entering into certain transactions that might otherwise be beneficial to it or its shareholders;  The Business Combination may be completed even though material adverse effects may result from the announcement of the Business Combination, industry wide changes, and other causes;   Delays in completing the Business Combination may substantially reduce the expected benefits of the Business Combination;   Adagio has, and the Post-Business Combination Company will have, broad discretion in the use of cash on hand and may not use it effectively. There is no guarantee that Adagio or the Post-Business Combination Company will have sufficient capital to fund the Post-Business Combination Company business plan through 2025 and Adagio’s or the Post-Business Combination Company’s anticipated cash runway through 2025 may be shorter than expected;   The Post-Business Combination Company may not be able to remain compliant with the covenants of, and other obligations under, the senior secured convertible notes that will be issued in connection with the closing of the Business Combination.  Risks Related to Adagio’s Business  Adagio is a medical device company that has incurred net losses in every period to date and expects to continue to incur significant losses as it develops its business.  Adagio’s growth prospects partially depend on its ability to accelerate the commercialization of its products and to capitalize on market opportunities.  Adagio is dependent on the success of its pipeline portfolio, which remains in the development stage and subject to on-going scientific and technical validation.   Even if Adagio is able to launch its pipeline portfolio successfully, it may experience material delays in its commercialization program relative to its current expectations.   The commercialization of Adagio’s products will require Adagio to establish relationships and successfully collaborate with leading life science companies and research institutions.   The life sciences technology market is highly competitive. Competitors include new entrants and established companies, many of which have significantly greater resources than Adagio. If Adagio fails to compete effectively, its business and results of operation will suffer.  If Adagio is unable to establish manufacturing capacity by itself or with third-party partners in a timely and cost-effective manner, commercialization of its products would be delayed, which would result in lost revenue and harm its business.  If Adagio is unable to establish an effective network for commercialization, including effective distribution channels and sales and marketing functions, it may adversely affect its business, results of operations, financial condition and prospects.  Adagio’s operating results may fluctuate significantly in the future, which makes its future operating results difficult to predict and could cause its operating results to fall below expectations or any guidance Adagio may provide.  There is no assurance that Adagio will be able to execute on its business model, including achieving market acceptance of its products.  Adoption of Adagio’s products depends upon appropriate physician training, practice and patient selection.   Even if Adagio’s products are commercialized and achieve broad scientific and market acceptance, if Adagio fails to improve them or introduce compelling new products, its revenue and its prospects could be harmed.  Adagio may need to raise additional capital to fund its development and commercialization plans.  The size of the markets for Adagio’s products may be smaller than estimated, limiting Adagio’s ability to successfully sell its products.  Adagio is dependent on limited third-party suppliers and manufacturers for some of the components and materials used in its products, and the loss of any of these suppliers and manufacturers, or any difficulties encountered by these suppliers and manufacturers in the production of Adagio’s products, could harm its business.  If Adagio experiences a significant disruption in its information technology systems or security incidents, its business could be adversely affected, including its ability to operate, the loss of confidential and proprietary information, increased remediation costs, and reputational damage.  Adagio may be unable to manage its anticipated growth effectively.  Adagio may acquire other companies or technologies, or form strategic partnership with other companies, which could divert its management’s attention, increase its capital requirements, and otherwise disrupt its operations, subject it to other risks and harm its operating results.  If Adagio is unable to recruit and retain key executives and scientists, it may be unable to achieve its goals.  Adagio’s products could have unknown defects or errors, which may give rise to claims against it and adversely affect market adoption of its products.  Consolidation in the medical device industry could have an adverse effect on Adagio’s revenue and results of operations.   Since Adagio commercializes its products outside of the United States, its international business could expose it to business, regulatory, political, operational, financial, and economic risks associated with doing business outside of the United States.  Unfavorable U.S. or global economic conditions as a result of the COVID-19 pandemic, political instability, natural disasters, or otherwise, could adversely affect Adagio’s ability to raise capital and its business, results of operations and financial condition.  If Adagio fails to maintain an effective system of internal control over financial reporting, the Post-Combination Company may not be able to accurately report its financial results in a timely manner or prevent fraud, which would harm its business.

 SELECTED RISK FACTORS (CONT.)  45  If the Post-Combination Company estimates or judgments relating to its critical accounting policies are based on assumptions that change or prove to be incorrect, its results of operation could fall below its publicly announced guidance or the expectations of securities analysts and investors, resulting in a decline in the market price of its common stock.  If Adagio’s facilities become unavailable or inoperable, Adagio’s research and development program and commercialization launch plan could be adversely affected, which could materially and adversely impact Adagio’s business and operations.  Adagio uses hazardous chemicals and biological materials in its business. Any claims relating to improper handling, storage or disposal of these materials could be time consuming and costly.  Risks Related to Adagio’s Intellectual Property  If Adagio is unable to obtain and maintain sufficient intellectual property protection for its products and technology, or if the scope of the intellectual property protection obtained is not sufficiently broad, competitors could develop and commercialize products similar or identical to Adagio’s products, and Adagio’s ability to successfully commercialize its products may be impaired.  The U.S. law relating to the patentability of certain inventions in the life sciences technology industry is uncertain and rapidly changing, which may adversely impact Adagio’s existing patents or its ability to obtain patents in the future.  Adagio may not be able to protect its intellectual property rights throughout the world.  Adagio may become involved in lawsuits to defend against third-party claims of infringement, misappropriation or other violations of intellectual property or to protect or enforce Adagio’s intellectual property, any of which could be expensive, time consuming and unsuccessful, and may prevent or delay its development and commercialization efforts.  Issued patents covering Adagio’s products could be found invalid or unenforceable if challenged.  If Adagio is unable to protect the confidentiality of its trade secrets, the value of its technology could be materially adversely affected and its business could be harmed.  Adagio may not be able to protect and enforce its trademarks and trade names, or build name recognition in its markets of interest thereby harming its competitive position.  Patent terms may be inadequate to protect Adagio’s competitive position of their products for an adequate amount of time.  Obtaining and maintaining Adagio’s patent protection depends on compliance with various required procedures, document submissions, fee payments and other requirements imposed by governmental patent agencies, and Adagio’s patent protection could be reduced or eliminated for non-compliance with these requirements.  Adagio may be subject to claims that its employees, consultants, independent contractors or any third parties that have access to Adagio’s confidential information or trade secrets have wrongfully used or disclosed confidential information of third parties or that its employees have wrongfully used or disclosed trade secrets of their former employers.  If Adagio cannot license rights to use technologies on reasonable terms, it may not be able to commercialize new products in the future.  Adagio’s use of open source software and failure to comply with the terms of the underlying open source software licenses could impose limitations on its ability to commercialize its products and provide third parties access to its proprietary software.  Intellectual property rights do not necessarily address all potential threats.  Risks Related to Regulatory and Legal Compliance Matters  Adagio expects to incur substantial expenses in its pursuit of regulatory clearances and approvals for its products in the United States and can provide no assurances that it will obtain the necessary approvals from the FDA to market its products in the United States.  Adverse findings in post-marketing vigilance or regulatory audits could subject Adagio to suspension or withdrawal of its certificates of conformity, mandatory product recalls and significant legal liability, which could materially and adversely affect its business, financial condition and results of operations.  Adagio may be subject to enforcement action if Adagio engages in marketing of its products pursuant to improper regulatory classifications in the EU, including suspension or withdrawal of its certificates of conformity, mandatory product recalls and significant legal liability, fines, penalties, and injunctions, which could materially and adversely affect its business, financial condition and results of operations.

 SELECTED RISK FACTORS (CONT.)  46  Adagio is subject to regulation by the FDA or other regulatory authorities in the future and would be required to obtain prior approval or clearance by the FDA or other regulatory authorities, which could take significant time and expense and could fail to result in FDA clearance or approval for the intended uses Adagio believes are commercially attractive.  Adagio’s products are subject to government regulation as medical devices by the FDA and other regulatory agencies and the regulatory clearance or approval and the maintenance of continued and post-market regulatory compliance for such products will be expensive, time-consuming, and uncertain both in timing and in outcome.  Adagio is currently subject to, and may in the future become subject to additional, U.S. federal and state laws and regulations imposing obligations on how Adagio collects, stores and processes personal information. Adagio’s actual or perceived failure to comply with such obligations could harm its business. Ensuring compliance with such laws could also impair Adagio’s efforts to maintain and expand its future customer base, and thereby decrease its revenue.  If Adagio expands its development and commercialization activities outside of the United States, it will be subject to an increased risk of inadvertently conducting activities in a manner that violates the U.S. Foreign Corrupt Practices Act and similar laws. If that occurs, Adagio may be subject to civil or criminal penalties which could have a material adverse effect on its business, financial condition, results of operations and growth prospects.  Adagio’s employees, independent contractors, consultants, commercial partners, distributors and vendors may engage in misconduct or other improper activities, including noncompliance with regulatory standards and requirements.  Adagio is or will be subject to anti-corruption and anti-bribery and anti-money laundering and similar laws, and non-compliance with such laws can subject it to administrative, civil and criminal fines and penalties, collateral consequences, remedial measures and legal expenses, all of which could adversely affect its reputation, business and results of operations.  Risks Related to Litigation and Regulation  Adagio is subject to evolving laws and regulations that could impose substantial costs, legal prohibitions or unfavorable changes upon its operations, and any failure to comply with these laws and regulations, including as they evolve, could result in litigation and substantially harm Adagio’s business and results of operations.  Adagio is subject to risks relating to disputes and other legal proceedings, product liability lawsuits, that may be time consuming and costly.  Adagio’s lack of a trade compliance program leaves certain regulatory trade risk inherent in international business unmitigated. If Adagio fails to comply with applicable international trade and sanctions regulations, Adagio may become subject to regulatory investigations, penalties, and fines. A trade compliance program including a screening process for customers, independent contractors, and other third parties would help avoid violations, and if a violation occurred, having a trade compliance program is often a mitigating factor in determining penalties.  Risks Related to Financing Transactions  ARYA and Adagio will incur significant transaction and transition costs in connection with the Business Combination. Whether or not the Business Combination is completed, the incurrence of these costs will reduce the amount of cash available to the Post-Business Combination Company for other corporate purposes.   Adagio or the Post-Business Combination Company is subject to financing risks. There are no guarantees that Adagio or the Post-Business Combination Company can meet its financing needs for its operations and future investments at a reasonable cost or at all.  Adagio or the Post-Business Combination Company is subject to risks relating to increased interest rates and any adverse developments in the credit markets.  There are risks associated with the senior secured convertible notes that will be issued by the Post-Business Combination Company in connection with closing and the Post-Business Combination Company may be unable to remain in compliance with covenants or other obligations and restrictions under such convertible notes, which could materially impact the Post-Business Combination Company’s business, prospectus and plans or result in the Post-Business Combination Company’s bankruptcy or insolvency.  Risks Related to Tax  Unanticipated tax laws or any changes in tax rates or in the application of the existing tax laws to Adagio may adversely impact its results of operations.

 APPENDIX II – MARKET SOURCES & ANALYSES

 ATRIAL FIBRILLATION

 ANALYSIS OF EPIDEMIOLOGY (US)  25% (10-40%) of incident AF may be asymptomatic2  Current guidelines recommend catheter ablation of the AF as a 2nd-line therapy in patient with symptomatic disease3,4  49  2010  2030  CAGR, %  Prevalence, millions  5.2  12.1  4.3%  Incidence, millions  1.2  2.6  3.9%  CAGR  2010  2011  2012  2013  2014  2015  2016  2017  2018  2019  2020  Prevalence, millions  4.3%  5.2  5.4  5.7  5.9  6.2  6.4  6.7  7.0  7.3  7.6  7.9  Incidence, millions  3.9%  1.2  1.2  1.3  1.3  1.4  1.5  1.5  1.6  1.6  1.7  1.8  CAGR  2020  2021  2022  2023  2024  2025  2026  2027  2028  2029  2030  Prevalence, millions  4.3%  7.9  8.3  8.6  9.0  9.4  9.8  10.2  10.7  11.1  11.6  12.1  Incidence, millions  3.9%  1.8  1.8  1.9  2.0  2.1  2.1  2.2  2.3  2.4  2.5  2.6  Annual Projections of AF Prevalence and Incidence 2010-2030  Linear Interpolation Based on the End-Period Estimates  Stated  Calculated,  20-year CAGR  AF Epidemiology in the USA1  C. Tsao, et al. Heart Disease and Stroke Statistics-2022 Update: A Report From the American Heart Association. Circulation 2022;145:e153-e169  D0breanu D, et al. Current practice for diagnosis and management of silent atrial fibrillation: results of the European Heart Rhythm Association survey. Europace 201; 15:1223-1225  Hindricks G, et al. 2020 ESC Guidelines for the diagnosis and management of atrial fibrillation developed in collaboration with the European Association for Cardio-Thoracic Surgery (EACTS). European Heart Journal 2020;42, 373-498  January CT, et al. 2014 AHA/ACC/HRS Guideline fo the Management of Patients with Atrial Fibrillation: Executive Summary. Circulation 2014;130:2071-2104  Catheter Ablation Recommnendations3  1  4.3% and 3.9% CAGRs calculated for AF prevalence and incidence, respectively, from 2010-2030  Appropriate CAGR applied on annual basis to interpolate yearly prevalence and incidence values  2022 prevalence of 8.6 million and incidence of 1.9 million calculated via method above and used in later slides  1  2  3  2  3

 ANALYSIS OF CURRENT VOLUME OF AF ABLATIONS IN THE USA  Data Sources:  Analysis of Medicare FFS Standard Analytical Files using CPT 936561  Limitations:  Outpatient sample only  Medicare FFS only  Changes to coding during period of interest  Required adjustments:  Inpatient-outpatient mix, using sample of Medicare FFS physicians' claims (85-89% outpatient)  Adjustments for Medicare Advantage Mix (37-48%)2 and Medicare patients % (32%, see Lexis Nexis)  Lexis Nexis Risk MarketView™ analysis of all-payor claims through medical claims exchanges, CPT 936561  Limitations:  Outpatient sample mostly, undercounting of inpatient claims  Limitations on claims capture  Changes to coding during period of interest  Required adjustments  Independent outpatient-inpatient mix (see Medicare FFS)  Estimated coverage of 75%3  Upside: payor distribution analysis  50  Medicare FFS SAF Claims  Lexis Nexis MarketView™ AF ablation payor mix*  *Medicare means Medicare FFS as Medicare Advantage is billed via commercial carriers  Total Estimate ≈ 229-234K, @ 13-14% growth  (1) https://www.aapc.com/codes/cpt-codes/93656  (2) Kaiser Family Foundation: https://www.kff.org/medicare/issue-brief/medicare-advantage-in-2022-enrollment-update-and-key-trends/#   (3) Lexis Nexis Risk, private communications  1  Calculated multiplying B by C and taking A divided by the product  Growth estimate from final table  1  2  2  A  B  C  3  3  Persistent atrial fibrillation represents ~ 40% of all AF ablations,  with ~ 16% growth rate

 MARKET OPPORTUNITY ASSESSMENT  Assumptions:  Outcomes with Adagio technology are sufficient to establish ablation as a 1st line therapy for symptomatic patients  Calculation to be made on incidence basis, larger prevalence representing additional upside  Opportunity in 2022-2023:  Total incidence / current ablation volume: 8.3x(1)  Discounting for lower number (75%)(2) of symptomatic patients: 6.2x   51  Total Market Growth Opportunity: 6-8x  Calculated as 1.9 million incidence divided by 0.23 million current ablation volume.  Management estimate.

 AF MARKET: FULL UPSIDE REQUIRES IMPROVEMENT IN LONG-TERM OUTCOMES  Cases (millions)  0.23  1.9  8.6  4% CAGR  4% CAGR  14% CAGR  52  6-8x upside in ablations if Class I indication as 1st line therapy – not achievable at current rates of recurrence, re-ablations and associated morbidity  US AF Disease1 and Treatment Statistics2  Freedom From AF/AT After Single Procedure In Paroxysmal AF Patients3  C. Tsao, et al. Heart Disease and Stroke Statistics-2022 Update: A Report From the American Heart Association. Circulation 2022;145:e153-e169  Adagio Medical Analysis of Medicare FFS and Commercial Claims  Andrade JG, et al. Cryoballoon or radiofrequency ablation for atrial fibrillation assessed by continuous monitoring: A randomized clinical trial. Circulation 2019;140:1779–1788  Calculation on slide 48  Calculation on slide 49  1  2  1  1  2  2  1  1

 MONOMORPHIC VENTRICULAR TACHYCARDIA

 CATHETER ABLATION INDICATIONS IN VT1,2  Highly heterogeneous patient population  Complex treatment pathways, combination of ICD and Rx approaches  In majority of cases ablation in Class II indication for failed/poorly tolerated Rx and poorly tolerated/deleterious ICD therapies  54  Ischemic Cardiomyopathy  Non-Ischemic Cardiomyopathy  Idiopathic VTs (no apparent structural heart disease)   Patients with ICDs  Structural heart disease  Coronary Artery Disease and/or Heart Failure  Prior symptomatic VT/VF of any origin  Cronin EM, et al. 2019 HRS/EHRA/APHRS/LAHRS expert consensus statement on catheter ablation of ventricular arrhythmias. Heart Rhythm 2020;14:e2-e154  Zeppenfeld K, et al. 2022 ESC Guidelines for the management of patients with ventricular arrhythmias and the prevention of sudden cardiac death. European Heart Journal 2022;43:3997-4126

 EPIDEMIOLOGY OF VT ABLATIONS  25% (14 - 35%) are patients without structural heart disease (few ICDs)  75% (65 - 86%) are patients with structural heart disease (mostly ICDs)  61% - 74% are patients with ischemic heart disease*  Brigham and Women Hospital Cohort1  US Community Medicare Cohort2  German VT Ablation Registry Cohort3  14%  34%  52%  78%  22%  35%  17% +  48%  65% =  Kumar S, et al. Long-term outcomes after catheter ablation of ventricular tachycardia in patients with and without structural heart disease. Heart Rhythm 2016;13:1957-1963  Yousuf OK, et al. Trands and outcomes of catheter ablation for ventricular tachycardia in a community cohort. (J Am Coll Cardiol EP 2018;4:1189–99  Tilz RR, et al. Ablation outcomes and predictors of mortality following catheter ablation of ventricular tachycardia: data from German multicenter ablation registry. J Am Heart Assoc. 2018;7:e007045  1  1  2  2  3  4  *%. 61% = 52/(52+34) from Brigham and Women Hospital Court, 74% = (48/17+48) from German VT Ablation Registry Cohort.     3  4  55

 ANALYSIS OF CURRENT VOLUME OF VT ABLATIONS IN THE USA  Data sources:  Analysis of Medicare FFS Standard Analytical Files using CPT 936541  Limitations:  Outpatient sample only  Medicare FFS only  Changes to coding during period of interest  Required adjustments:  Inpatient-outpatient mix, using sample of Medicare FFS physicians' claims (65-70% outpatient)  Adjustments for Medicare Advantage Mix (37-48%)2 and Medicare patients % (65% total Medicare3)  Lexis Nexis Risk MarketView™ analysis of all-payor claims through medical claims exchanges, CPT 936541  Limitations:  Outpatient sample mostly, undercounting of inpatient claims   Limitations on claims capture  Changes to coding during period of interest  Required adjustments  Independent outpatient-inpatient mix (see Medicare FFS)  Estimated coverage of 75%4  Upside: payor distribution analysis  56  Medicare FFS SAF Claims  Total Estimate ≈ 29-32K,  @ 6-7% growth  ~ 8K Idiopathic VTs (25%)*  ~24K VTs in SHD (ICDs)**  https://www.aapc.com/codes/cpt-codes/93654  Kaiser Family Foundation: https://www.kff.org/medicare/issue-brief/medicare-advantage-in-2022-enrollment-update-and-key-trends/#  Cheung JW, Yeo I, IP, JE, Thomas G, et al. Outcomes, Costs, and #-Day Readmissions After Catheter Ablation of Myocardial-Infarct Associated Ventricular Tachycardia in the Real World. Circulation Arrhythm Electrophysiol. 2018:11:e006754  Lexis Nexis Risk, private communications  Lexis Nexis MarketView™ VT ablation claims count  * 1,603 / 6,874  **The limitations of analysis include lack of detailed accounting for lower prevalence/incidence conditions such as congenital heart disease, some inflammatory conditions, etc.  3  1  2  1  2  3  +

 THE BURDEN OF INCIDENT IDIOPATHIC VTs  Growth assumptions  Extrapolation of 2013 observed growth incidence rate per disease state to 2022  Weighted average growth rate  VT ablation eligibility assumptions  Symptomatic PVCs: those with >20% burden  Idiopathic VTs: those with >20% burden   IVA-CM: 100%  Total VT ablation opportunity is based on 258M US residents ≥ 18 y.o.2 ~ 37,000 cases/year  57  Sirichand S, Killu AM, Padmananbhan D, et al. Incidence of Idiopathic Ventricular Arrhythmias: A Population-Based Study. Circ Arrhythm Electrophysiol. 2017;10:e004662  US Census 2020 Population Estimates: https://www.census.gov/data/tables/2020/demo/popest/2020-demographic-analysis-tables.html  CAGR for IVA-CM is taken to be equal to CAGR for Idiopathic VTs since IVA-CM is a subset of the group, with further disease progression  All incidence is provided as age-adjusted for persons > 18 y.o., as per original paper methodology  (1)  (3)

 TOTAL BURDEN OF VT IN ICD POPULATION  Estimated Volumes of US De-Novo ICD Implants1  Cumulative Rates of ICD Therapies as a Function of Time2  Appropriate therapies - 24% @ 3 years, linear assumption this reaches 30% @ 5 years, which is shorter than the average survival for ICD patients3  On the incident basis, ~30K patients (98.9K new implants x 30%) are likely to receive 1st ICD therapy, which bring them for consideration for a VT ablation (vs escalation of antiarrhythmic drug therapy). This is an underestimate of the burden in the ICD eligible patient population as the referral/implantation rate in primary prevention population is only 28%.4   Pokorney S, Parzynski CS, Daubert JP, et al. Temporal Trends in and Factors Associated With Use of Single- Versus Dual-Coil Implantable Cardioverter-Defibrillator Leads Data From the NCDR ICD Registry. J Am Coll Cardiol EP 2017;3:612–9  Grenelee RT, Go AS, Peterson PN, et al. Device Therapies Among Patients Receiving Primary Prevention Implantable Cardioverter-Defibrillators in the Cardiovascular Research Network. J Am Heart Assoc. 2018;7:e008292  L.Saxon, et al. Long-term outcomes after ICD and CRT implantation and influence of remote device follow-up. Circulation 2010 ;122:2359-2367  Thalappillil A, et al. Impact of an automated best practice alert on sex and race disparities in implantable cardioverter-defibrillator therapy. J Am Heart Assoc. 2022;11:e023669   1  1  1  58

 HF HOSPITALIZATIONS IN US  The equivalent prevalence of patients most likely to experience VT due to reduced EF (,50%) in 2018: 3.24M = 6M x 54%  59  Tsao C, et al. Heart Disease and Stroke Statistics-2022 Update: A Report From the American Heart Association. Circulation 2022;145:e153-e169  Shah KS, Xu H, Matsouaka RA, et al. Heart failure with preserved, borderline and reduced ejection fraction: 5-year outcomes. J Am Coll Cardiol 2017;70:2476–86  1.9% - the lower bound of annual growth in HF hospitalizations from 2005 to 2014 was 1.9%.1   Gross Epidemiology of HF and HF Hospitalizations in US(1)  Distribution of HF Hospitalizations By EF(2)  54% (21683/39982) of hospitalized patients with reduced systolic function (EF < 50%) due to ischemic and non-ischemic cardiomyopathy are most susceptible to VTs   3.51M  in 2022  1.9% CAGR

 BURDEN OF VT IN HOSPITALIZED HF PATIENTS  Estimated incidence of post-hospitalization VTs in HF patients is ~ 32K, based on 1.35M HF hospitalizations projected in 2022 based on 1.9% annual growth from 1.25M in 20183   60  1-year incidence - 5.4%  Incidence of VTs After Advanced Heart Failure Hospitalization1  Incident VTs Carry Bad Prognosis2  43% has LVEF≥ 50%, taking them out of immediate consideration for ablation. Additional 12% have ICDs and previous arrhythmias.  1-year incidence adjusted for ICD eligibility – 2.4%*  Tan NY, Roger VL, Killian JM, et al. Ventricular Arrhythmias Among Patients With Advanced Heart Failure: A Population-Based Study. J Am Heart Assoc. 2022;11:e023377  Alenazy B, Tharkar S, Kashour T, et al. In-hospital ventricular arrhythmia in heart failure patients: 7 year follow-up of the multi-centric HEARTS registry. ESC Heart Failure 2019; 6: 1283–1290  C. Tsao, et al. Heart Disease and Stroke Statistics-2022 Update: A Report From the American Heart Association. Circulation 2022;145:e153-e169  *2.4% incidence is based on discounting of 5.4% incidence rate by 55% = 43% for high LVEF + 12% of ICDs and previous arrhythmias.

 SUMMARY CALCULATION OF INCIDENT “TRIGGER” VTs PROMPTING CONSIDERATION FOR ABLATION   Market growth opportunity:  All trigger VTs / Current VT ablations = 3.1x*  Trigger VTs due to cardiomyopathy (HF hospitalizations + ICD Implants) / Current VT ablations = 1.9x**  2-3x range represents conservative assessment, provided:   Ambiguity of VT ablation eligibility per current guidelines across multiple, complex patient populations  Clear under-penetration of the ICD therapy thus creating a pool of patients at risk of ventricular tachycardias, not captured by current calculations  Current indication of Adagio’s vCLAS™ catheter for ablation of monomorphic VTs due to cardiomyopathy, subject to future expansion  61  Estimated Annual Incidence of Trigger VTs(1)  * All Trigger VTs of 37K (slide 56) + 30K (slide 57) + 32K (slide 59) divided by Current VT ablations of 32K (slide 55).  ** Trigger VTs due to cardiomyopathy of 30K (slide 57) + 32K (slide 59) divided by Current VT ablations of 32K (slide 55).

 VT MARKET: CURRENT RISK-BENEFIT CAPS ABLATION THERAPY PENETRATION  2% CAGR  7%  CAGR  2-3x market growth opportunity* with improved ablation effectiveness and reduced risk profile within EP practice  ~ 3,510(6)  Reduction of symptomatic arrhythmic events (VT storms), ICD therapies, and removal vs escalation of harmful AAD Tx1,2,3  VT prophylaxis prior to ICD implantation4  2  3  1  Acute and sub-acute termination of symptomatic arrhythmias and ICD shocks  Ablation followed by ICD  AAD + ICD  Estimated US Market For VT Ablations  Potential Benefits of VT Ablations   Death  2.7%  Perforations/tamponade  2.0%  Major Bleeding  5.6%  Vascular  1.7%  Stroke  0.4%  Unspecified  1.8%  Any Complication  11.5%  Procedural Risks and Complications5   Da Silva GL, Nunnes-Ferreira A, Cortez-Diaz N, et al. Radiofrequency catheter ablation of ventricular tachycardia in ischemic heart disease in light of current practice: a systematic review and meta-analysis of randomized controlled trials. J Interv Card Electrophysiol. 2020 Dec;59(3):603-616  Sapp JL, Wells GA, Parkash R, et al. Ventricular Tachycardia Ablation versus Escalation of Antiarrhythmic Drugs. N Engl J Med 2016;375:111-21  Liang JJ, Yang W, Santangeli P, et al. Amiodarone Discontinuation or Dose Reduction Following Catheter Ablation for Ventricular Tachycardia in Structural Heart Disease. J Am Coll Cardiol EP 2017;3:503–11  Tung R, Xue Y, Chen M, et al. First-Line Catheter Ablation of Monomorphic Ventricular Tachycardia in Cardiomyopathy Concurrent With Defibrillator Implantation: The PAUSE-SCD Randomized Trial. Circulation. 2022;145:1839–1849  Cheung JW, Yeo I, Ip JE, et al. Outcomes, Costs, and 30-Day Readmissions After Catheter Ablation of Myocardial Infarct–Associated Ventricular Tachycardia in the Real World. Circ Arrhythm Electrophysiol. 2018;11:e006754.  Shah KS, Xu H, Matsouaka RA, et al. Heart failure with preserved, borderline and reduced ejection fraction: 5-year outcomes. J Am Coll Cardiol 2017;70:2476–86, adjusted for estimated growth.  *additional opportunity in PVC ablations, both idiopathic and in structural heard disease  62

 OVERALL MARKET SIZING AND GROWTH

 OVERALL MARKET SIZING  JnJ, ABT and BSX report Electrophysiology revenue on quarterly basis using standard annual calendar  Prior to 2023 JnJ reported revenue for Interventional Solutions segment, comprising predominantly of Electrophysiology + much smaller Neurovascular products. Starting 2023, Electrophysiology is reported separately, thus allowing to correct prior years entries on the proportional basis   MDT does not report Ablation Solutions revenue directly + reports off standard calendar year  Revenue have been extrapolated from 2014 using reported growth rate + underwent minor correction based on BofA Global Research, February 2023  Quarterly revenue are recorded for consistency purposes into most overlapping quarter of the calendar year   64  Sources: company public reporting, downloads from the Investor Relations portions of the respective websites  QUARTERLY MARKET REPORTING  $5,128M  $7,330M  9.3% CAGR  Example: MDT reporting and incorporation into the overall market model

 MARKET STRUCTURE BY SEGMENT  Normalization procedure is performed against total revenue of main market players to exclude line items representing non-essential or separately reported lines of business  Ablation catheter revenue - $3.1 - $3.2B  65  Recalibrating Market to Exclude LAA, Cardiac Monitors and ICE/Other   Market Structure Per St. Jude Medical 2016 Investor and Analyst Day  Source: St. Jude Medic al 2016 Analyst and Investor Meeting: https://www.slideshare.net/ir_stjude/stj-2016-analyst-and-investor-day-presentation-v2  EP Catheter Type  % Market  Revenue, $B  Advanced   75%  $2.4  Simple   25%  $0.8  Market percentage source: Electrophysiology Ablation Catheters Market Size (Value, Volume, ASP) by Segments, Share, Trend and SWOT Analysis, Regulatory and Reimbursement Landscape, Procedures and Forecast to 2033: https://www.globaldata.com/store/report/electrophysiology-ablation-catheters-devices-market-analysis/  Treating AF with ablation (electrophysiology/EP) is an $8 billion market with a long runway, according to Travis Steed, a medtech analyst at Bank of America: https://www.mddionline.com/cardiovascular/medtronic-jj-and-boston-scientific-jockey-pulsed-field-ablation-market-share.   1

 VOLUMES AND GROWTH CONSIDERATIONS  66  Note: Management's estimates which are subject to significant uncertainty and may prove to be incorrect. Please see Disclaimer - Management's Estimates on slide 2.  (1) Adagio Medical Analysis of Medicare FFS and Commercial Claims  (2) UK National Aurdit of Cardiac Rhythm Management 2021. https://www.nicor.org.uk/wp-content/uploads/2021/10/NACRM-Domain-Report_2021_FINAL.pdf  (3) Eckardt L, Doldi F, Busch S, et al.10-year follow-up of interventional electrophysiology: updated German survey during COVID-19 pandemic. Clinical Research in Cardiology 2023;112:784-794  (4) Quesada A, Cozar R, Anguera I, Registro Espanol de Ablacion con Cateter. XiX Informe Oficial de la Asociacion del Ritmo Cardiaco de la Sociedad Espanola de Cardiolofia 2019. Rev Esp Cardiol. 2020;73(12):1049–1060  (5) Molitor N, Yalcinkaya E, Auriicchio A, et al. Swiss National Registry on Catheter Ablation Procedurs: Changing trends over Last 20 Years. J Clin. Med. 2021, 10:3021  (6) Anderson R, Lee G, Prabhu M, et al. Ten-year trends in catheter ablation for ventricular tachucardia vs other interventional proecedures in Australia. J Cardiovasc Electrophysiol . 2019 Nov;30(11):2353-2361.   6  1  1  2  2  3  3  4  4  5  5  Estimated Volumes  Reported or Estimated Growth Rates  for further calculations

 SEGMENTAL MARKET REVENUE  67  Based on prior assumptions and market estimates in slides 63-65  Growth potential per segment:  PAF: 6-8x per slide #50  PsAF+VT  6-8x for PsAF (slide #50)  2-3x for VT (slide #60)  Weighted potential is ~ 5x, suggest conservative assessment of 3x for combined   Mid-range values for segmental growth

 COMPETITIVE DEVICES AND INDICATIONS

 ABBOTT / ST. JUDE MEDICAL  Source: product Instructions For Use downloaded from US portion of the website. OUS indications for use may vary.  69

 EXPANDED INDICATION FOR FLEXABILITY CATHETER  70  Source: company website

 BOSTON SCIENTIFIC  Source: product Instructions For Use downloaded from US portion of the website. OUS indications for use may vary.  Product Name  US IFU Available  Indicated Conditions  Energy Source  Blazer II®, Blazer II HTD® Temperature Ablation Catheters  YES  Accessory Pathway,  AVNRT, AV Junction Ablation, AV Node, AT, AFL, VT  RF  Blazer II® XP Temperature Ablation Catheter  YES  AFL  RF  Blazer Prime® XP Temperature Ablation Catheter  YES  AFL  RF  IntellaNav™ Open-Irrigated Ablation Catheter  YES  AFL, PAF  RF  IntellaNav MiFi™ Open-Irrigated Ablation Catheter  YES  AFL, PAF  RF  IntellaNav MiFi™ XP Temperature Ablation Catheter  YES  AFL  RF  IntellaNav™ ST Ablation Catheter  YES  Accessory Pathway,  AVNRT, AV Junction Ablation, AV Node, AT, AFL, VT  RF  IntellaNav™ XP Temperature Ablation Catheter  YES  AFL  RF  IntellaTip MiFi™ Open-Irrigated Ablation Catheter  YES  AFL, PAF  RF  IntellaTip MiFi™ XP Temperature Ablation Catheter  YES  AFL  RF  POLARx FIT™ Cryoablation Balloon Catheter  YES  PAF  Cryoballoon  FARAWAVE™ PFA Catheter  NO  PAF  PFA  71

 JnJ (Biosense Webster, Inc.)  Source: product Instructions For Use downloaded from US portion of the website. OUS indications for use may vary.  72

 ORIGINAL INDICATION FOR THERMOCOOL CATHETER  73  Source: https://www.accessdata.fda.gov/scripts/cdrh/cfdocs/cfpma/pma.cfm?id=P030031

 MEDTRONIC  Source: product Instructions For Use downloaded from US portion of the website. OUS indications for use may vary.  Product Name  US IFU Available  Indicated Conditions  Energy Source  AFFERA Sphere-9™ Mapping and Ablation Catheter  YES  PAF, PsAF, AFL, AT  RF, PFA  ARCTIC FRONT ADVANCE™ 2AF233, 2AF283  YES  PAF, PsAF, LSPAF  Cryoballoon  Arctic Front Advance Pro™ AFAPRO23, AFAPRO28  YES  PAF, PsAF, LSPAF  Cryoballoon  DiamondTemp™ CEDT100S, CEDT200L, CEDTB300S, CEDTB400L  YES  SVT (AT, AFL, AVNRT), AF  RF  Freezor™ 207F1, 207F3, 207F5  YES  AVNRT  Focal Cryo  Freezor™ MAX 209F3, 209F5  YES  PAF, PsAF  Focal Cryo  Freezor™ Xtra 217F1, 217F3, 217F5  YES  AVNRT  Focal Cryo  FREEZOR® XTRA 227F1, 227F3, 227F5  YES  AVNRT  Focal Cryo  RF MARINR™  YES  AVNRT  RF  RF MARINR™ UNIPOLAR  YES  AVNRT  RF  RF CONDUCTR™  YES  AVNRT, AVN, AFL  RF  RF ENHANCR™ II  YES  AVNRT  RF  PulseSelect™  NO  PAF, PsAF  PFA  74

 ABLATION MODALITIES COMPARISON

 USING NHS COST-EFFECTIVENESS MODEL FOR TECHNOLOGY COMPARISONS  Conversions of data from source inputs into table:  1-year freedom from AF: 1 – 1st year AF recurrence  Incremental mortality = Mortality – AAD Mortality  For PFA values refer directly to quoted sources  76  1st year freedom from AF  27%  69%  68%  68%  64%  85%  78%  Baseline and treatment effects 1st year  NHS Model %  1- NHS Model %  Incremental Mortality vs AAD  Incremental Mortality  Baseline  +0%  +0%  +0%  +0%  +0.6%  +0.6%  NHS Model %  Mortality – Baseline %  (1) National Institute for Health and Care Excellence (NICE). Atrial fibrillation: diagnosis and management, Cost-effectiveness analysis J3: Ablation. NICE guideline NG196. April 2021. 1st year freedom from AF % = 1 – AF recurrence %   conventionally referred to in US as mini-thoracotomy

 USING NHS COST-EFFECTIVENESS MODEL FOR TECHNOLOGY COMPARISONS: COMPLICATIONS  AAD  RF point-by-point  RF Multi-electrode  Cryobaloon  Laser Ablation  Mini-thoracotomy  Hybrid Ablation  N/A  0.5%  0.5%  0.5%  0.5%  N/A  N/A  N/A  1%  1%  N/A  1%  N/A  N/A  N/A  N/A  N/A  0.4%  N/A  N/A  N/A  N/A  1%  1%  1%  1%  N/A  N/A  N/A  N/A  N/A  1%  1%  N/A  N/A  N/A  2%  2%  2%  2%  N/A  N/A  N/A  1%  1%  1%  1%  N/A  N/A  N/A  N/A  N/A  N/A  N/A  10%  10%  N/A  N/A  N/A  N/A  N/A  6.7%  6.7%  Total per modality  5.5%  5.5%  5.9%  6.5%  16.7%  16.7%  N/A  SAE, NHS Model %  SAE, By Modality, Other Than PFA  Conversions of data from source inputs into table: summing types of events per modality  For PFA values refer directly to quoted sources  (1) National Institute for Health and Care Excellence (NICE). Atrial fibrillation: diagnosis and management, Cost-effectiveness analysis J3: Ablation. NICE guideline NG196. April 2021. 1st year freedom from AF % = 1 – AF recurrence %   77

 RISK FACTORS(1)  78  the consummation of the Business Combination is subject to a number of conditions, and if those conditions are not satisfied or waived, the Business Combination may not be completed;  some of ARYA’s and the Company’s officers and directors may have conflicts of interest that may influence them to approve the Business Combination without regard to your interests;  ARYA’s directors and officers may have interests in the Business Combination different from the interests of ARYA, the Company or their respective shareholders;   if ARYA is unable to close certain financing transactions and sufficient shareholders exercise their redemption rights in connection with the Business Combination such that there is less than $60 million of cash proceeds available from ARYA’s trust account and the financing transactions, then ARYA may lack sufficient funds to consummate the Business Combination;  a portion of the total outstanding shares of the post-Business Combination company is expected to be restricted from immediate resale but may be sold into the market in the near future;   sales of a substantial number of shares of the post-Business Combination company’s common stock in the public market by existing stockholders could cause the post-Business Combination company’s share price to decline, even if our business is doing well;  ARYA’s shareholders will experience dilution due to the issuance to existing Company equity holders of securities entitling them to a significant voting stake in the post-Business Combination company;  ARYA may not be unable to continue as a going concern if it does not consummate an initial business combination by March 2, 2024 (assuming ARYA Sciences Holdings IV (the “Sponsor”), exercises all of its monthly options to extend the time period ARYA has to consummate a Business Combination);  There are no assurances that ARYA will be able to complete the Business Combination prior to its expiration date on March 2, 2024 or that the Sponsor will continue to exercise its monthly options to extend the time period ARYA has in order to consummate an initial business combination by March 2, 2024;  The Company stockholders cannot be certain of the value of the merger consideration they will receive until the closing of the Business Combination;  because there are no current plans to pay cash dividends on the common stock of the post-Business Combination company for the foreseeable future, you may not receive any return on investment unless you sell your ARYA ordinary shares or the post-Business Combination company common stock at a price greater than what you paid for it;  ARYA and the Company expect to incur substantial transaction fees and costs in connection with the Business Combination and the integration of their businesses;  the costs related to the Business Combination could be significantly higher than currently anticipated;   ARYA’s or the Company’s business and operations could be negatively affected, or the Business Combination may be delayed or prevented from being completed, if they become subject to any securities litigation or shareholder activism;  in connection with the Business Combination, the Sponsor and ARYA’s directors, executive officers, advisors and their affiliates may elect to purchase Class A ordinary shares of ARYA from public shareholders, which may reduce the public “float” of ARYA’s Class A ordinary shares;  the proceeds held in ARYA’s trust account could be reduced and the per-share redemption amount received by ARYA shareholders may be less than $10.00 per share;  following the closing of the Business Combination, an active trading market for the post-Business Combination company’s common stock may not be available on a consistent basis to provide stockholders with adequate liquidity. The share price may be extremely volatile and shareholders could lose a significant part of their investment;  if ARYA fails to comply with the listing requirements of the Nasdaq, ARYA could face possible delisting, which would result in a limited public market for its securities;  the post-Business Combination’s common stock may fail to meet the initial listing standards of the Nasdaq Stock Market LLC (“Nasdaq”), and additional stock may not be approved for listing on Nasdaq, following the closing of the Business Combination;  if, following the Business Combination, securities or industry analysts do not publish or cease publishing reports about the post-Business Combination company, its business, or its market, or if they change their recommendations regarding the combined company’s securities adversely, the price and trading volume of the securities of the post-Business Combination company could decline;  the benefits of the Business Combination may not be realized to the extent currently anticipated by ARYA and the Company, or at all. The ability to recognize any such benefits may be affected by, among other things, competition, the ability of the post-Business Combination company to grow and manage growth profitably, maintain relationships with customers, landlords and suppliers and retain its management and key employees. If the Business Combination’s benefits do not meet the expectations of investors, shareholders or financial analysts, the market price of ARYA’s or the post-Business Combination company’s securities may decline;  the potential business combination will result in changes to the composition of the board of directors of the Company which may affect the strategy of the post-Business Combination company;  NTD: Cash/cash runway risk factor to be added once finalized in investor deck.

 NEAR-TERM VALUATION-DRIVING MILESTONES  86  Q4  2023  Q3  Cryocure-VT Full Cohort Data  Q1  vCLAS™ CE-Mark  and EU launch   2024  iCLAS™ IDE Full Cohort Data  2025  PARALELL Full Cohort Data  iCLAS™ PMA and US launch  Q2  Cryopulse™ CE-Mark and EU launch  Additional EU launches of iCLAS™ CoreTx catheter and upgraded Cryoablation Console are planned for Q1’ 2024  TODAY